                                PROSPECTUS FOR
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY
--------------------------------------------------------------------------------
   INDIVIDUAL FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                     CHASE INSURANCE VARIABLE ANNUITY/SM/
                                   Issued By
                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   This Prospectus describes Flexible Premium Fixed and Variable Deferred Annuity Contracts (the "Contract(s)") offered by Chase Insurance Life and Annuity Company ("CILAAC"). The Contract is designed to provide annuity benefits for retirement that may or may not qualify for certain federal tax advantages. The Contracts may be purchased by natural persons or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval.

   You may allocate Purchase Payments to one or more of the Subaccount options and to the Dollar Cost Averaging Fixed Account. The Contract currently offers ten variable options, each of which is a Subaccount of Chase Variable Annuity Separate Account. Currently, you may choose among Subaccounts that invest in the following Portfolios:

..One Group Investment Trust:                      . One Group(R) Investment Trust Diversified Equity
.. One Group(R) Investment Trust Bond Portfolio       Portfolio
.. One Group(R) Investment Trust Government        . One Group(R) Investment Trust Mid Cap Growth
   Bond Portfolio                                    Portfolio
.. One Group(R) Investment Trust Balanced          . One Group(R) Investment Trust Diversified Mid
   Portfolio                                         Cap Portfolio
.. One Group(R) Investment Trust Large Cap         . One Group(R) Investment Trust Mid Cap Value
   Growth Portfolio                                  Portfolio
.. One Group(R) Investment Trust Equity Index      .Dreyfus Variable Investment Fund ("Dreyfus VIF"):
   Portfolio                                      . Dreyfus VIF Money Market Portfolio

   Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts.

   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and are not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

   This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling 1-877-280-5102. A table of contents for the SAI appears on page 39. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

   The date of this Prospectus is May 1, 2004 (as supplemented as of November 1, 2004).

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================

                                                                 Page
                                                                 ----
          DEFINITIONS...........................................   3
          SUMMARY...............................................   5
          SUMMARY OF EXPENSES...................................   7
          CONDENSED FINANCIAL INFORMATION.......................  10
          CILAAC, THE SEPARATE ACCOUNT AND THE FUNDS............  11
          THE DOLLAR COST AVERAGING FIXED ACCOUNT...............  13
          THE CONTRACTS.........................................  13
          CONTRACT CHARGES AND EXPENSES.........................  23
          THE ANNUITY PERIOD....................................  26
          FEDERAL INCOME TAXES..................................  31
          DISTRIBUTION OF CONTRACTS.............................  38
          VOTING RIGHTS.........................................  38
          REPORTS TO CONTRACT OWNERS AND INQUIRIES..............  38
          LEGAL MATTERS.........................................  39
          SPECIAL CONSIDERATIONS................................  39
          AVAILABLE INFORMATION.................................  39
          LEGAL PROCEEDINGS.....................................  39
          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION  39
          FINANCIAL STATEMENTS..................................  39
          APPENDIX..............................................  40

                                  DEFINITIONS

   The following terms, as used in this Prospectus, have the indicated meanings:

   Accumulation Period--The period between the Issue Date and the Annuity Date.

   Accumulation Unit--An accounting unit of measure used to calculate the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

   Annuitant--The person during whose lifetime the Fixed Annuity or Variable Annuity is to be paid.

   Annuity Date--The date on which your Contract matures, and we begin to make annuity payments to you. The original Annuity Date you selected in your Contract application is stated in your Contract Schedule.

   Annuity Option--One of several forms in which you may elect to have annuity payments made to you after the Annuity Date.

   Annuity Period--The period starting on the Annuity Date during which we make annuity payments to you.

   Annuity Unit--An accounting unit of measure used to calculate the amount of Variable Annuity payments after the first annuity payment.

   Beneficiary--The person you designate or designated to receive any benefits under a Contract upon your death.

   Company ("we", "us", "our", "CILAAC")--Chase Insurance Life and Annuity Company, 2500 Westfield Drive, Elgin, IL 60123-7836.

   Contract--A Flexible Premium, Fixed and Variable Deferred Annuity Contract.

   Contract Anniversary--An anniversary of the Issue Date.

   Contract Schedule--The schedule pages appearing at the beginning of your Contract.

   Contract Value--The sum of the Dollar Cost Averaging Fixed Account Contract Value, plus the Separate Account Contract Value, plus the value used to secure a loan (if available). Loans are available under certain Qualified Plan Contracts.

   Contract Year--A one-year period starting on the Issue Date and successive Contract Anniversaries.

   Dollar Cost Averaging Fixed Account--The General Account of CILAAC to which you may allocate all or a portion of Purchase Payments and Contract Value.

   Dollar Cost Averaging Fixed Account Contract Value--The (1) Purchase Payments allocated to the Dollar Cost Averaging Fixed Account; plus (2) interest credited; minus (3) withdrawals and withdrawal charges, if any; and minus (4) transfers on any Valuation Date.

   Fixed Annuity--An annuity payment plan, which does not vary in dollar amount with investment experience.

   Fund(s)--An investment company which provides the Portfolios available for investment by a Subaccount.

   General Account--Our assets other than those allocated to the Separate Account or any other separate account.

   Issue Date--The Issue Date is stated in your Contract Schedule.

   Non-Qualified Plan Contract--The Contract issued other than as a Qualified Plan Contract.

   Owner ("Contract Owner", "you", "your", "yours")--The party(s) named as Owner, unless later changed as provided in the Contract. When more than one person is named as Owner, the terms, "you," "your," and "yours" mean joint Owners.

   Payee--A recipient of periodic payments under the Contract.

   Portfolio--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets.

   Purchase Payment--The dollar amount we receive in U.S. currency to buy the benefits the Contract provides.

   Qualified Plan Contract--A Contract issued under a retirement plan which qualifies for favorable income tax treatment under Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code, as amended.

   Separate Account--A unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940 known as the Chase Variable Annuity Separate Account.

   Separate Account Contract Value--The sum of the Subaccount Values on a Valuation Date.

   Subaccounts--The subdivisions of the Separate Account. Each Subaccount invests all of its assets in a specified Portfolio or Fund.

   Subaccount Value--The value of your interest in each Subaccount.

   Valuation Date--Each business day that we value the assets of the Separate Account. Currently, this is each day that the New York Stock Exchange is open for trading.

   Valuation Period--The period that starts at the close of the New York Stock Exchange on a Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date.

   Variable Annuity--An annuity payment plan which varies in dollar amount because of Subaccount investment experience.

                                    SUMMARY

   Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

   The Contracts provide for investment on a tax-deferred basis and for annuity benefits. This Prospectus describes both Non-Qualified Plan Contracts and Qualified Plan Contracts.

   The minimum initial Purchase Payment is $2,000. For Purchase Payments that are part of a systematic investment program that we have approved, the minimum subsequent Purchase Payment is $100. Otherwise, the minimum subsequent Purchase Payment is $500. The maximum total Purchase Payments for a Contract is $1,000,000. (See "The Contracts," page 13.) We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. An initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $500. A subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $50.

   Allocations and transfers to the Dollar Cost Averaging Fixed Account are subject to other restrictions (see "The Contracts, A. General Information," page 13, and "Transfers during the Accumulation Period," page 16.)

   Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio.

   We guarantee that Purchase Payments allocated to the Dollar Cost Averaging Fixed Account earn not less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate. (See "Dollar Cost Averaging Program," page 18.)

   You bear the investment risk under the Contracts, unless you allocate your Contract Values to the Dollar Cost Averaging Fixed Account and are guaranteed to earn not less than the minimum guaranteed rate (see "Dollar Cost Averaging Program.")

   Transfers among Subaccounts are permitted before and after annuitization, subject to certain limitations. Transfers to the Dollar Cost Averaging Fixed Account are not permitted, and restrictions apply to amounts transferred from the Dollar Cost Averaging Fixed Account. (See "Transfers During the Accumulation Period" and "Transfers and Conversions During the Annuity Period, " pages 16 and 27, respectively.)

   We do not deduct sales charges from Purchase Payments. You may withdraw Contract Value subject to withdrawal charges and other specified conditions. The withdrawal charge ranges from 5% of each Purchase Payment during the first year to 0% after six years have elapsed. For the purpose of determining whether withdrawal charges apply to a Purchase Payment, a year begins on the date each Purchase Payment is made and lapses one year after the Purchase Payment is made. As explained below, certain amounts may be withdrawn free of the withdrawal charge. Earnings, if any, are withdrawn first from Contract Value and are not subject to withdrawal charges. Any withdrawal in excess of earnings will reduce remaining Purchase Payments. Remaining Purchase Payments are reduced in the order received. (See "Withdrawals During the Accumulation Period," page 19.)

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following, without incurring a withdrawal charge:

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the terms of the plan or the Internal Revenue Code, as amended (the "Code"). (See "Federal Income Taxes," page 31.)

   The Contract may be purchased in connection with retirement plans qualifying under Sections 401, 403, 408, 408A and 457 of the Code including the following types of Qualified Plans: IRAs, SEP-IRAs, SIMPLE IRAs, Roth IRAs, HR-10 and Keogh Plans, Pension and Profit-Sharing Plans, Tax-Sheltered Annuities, and Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Contract is also available in connection with non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 32 and "Qualified Plans," page 34.)

   You may take loans against your Contract at any time prior to the Annuity Date if your Contract was issued under Sections 401(a) or 403(b) of the Code and your plan permits loans. (See "Contract Loans," page 21.)

   You may examine a Contract and return it to us for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. (See "The Contracts," page 13.) In addition, a special free look period applies in some circumstances to Contracts issued as an Individual Retirement Annuity ("IRA"), a Roth IRA or a Simplified Employee Pension.

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.
State premium taxes may also be deducted.

               Contract Owner Transaction Expenses
               Sales Load Imposed on Purchases
               (as a percentage of Purchase Payments):      None
               Maximum Withdrawal Charge/(1)/
               (as a percentage of Purchase Payments):        5%

                                                       Withdrawal
               Years Elapsed after Purchase Payment      Charge
               ------------------------------------    ----------
               Less than One..........................     5.00%
               One but less than two..................     4.00%
               Two but less than three................     3.00%
               Three but less than four...............     3.00%
               Four but less than five................     2.00%
               Five but less than six.................     1.00%
               Six and thereafter.....................     0.00%

               Maximum Transfer Fee:..................  $10/(2)/

Commutation Charge/(3)/
   An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using:

      A. For a fixed annuity option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a variable annuity option, (i) a discount rate that is equal to the assumed investment rate and (ii) the assumed investment rate plus 2%.
--------
/(1)/Each Contract Year, a Contract Owner may withdraw an amount of Contract
     Value equal to the greatest of the following, without incurring a withdrawal charge:

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

      In certain circumstances we may reduce or waive the withdrawal charge. See "Withdrawal Charge."

/(2)/We reserve the right to charge a fee of $10 for each transfer of Contract
     Value in excess of 12 transfers per Contract Year. See "Transfers During the Accumulation Period."

/(3)/This Charge only applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under those Options. See "Commutation Charge," "Death of Annuitant or Owner" and "Commutable Annuitization Option."

Qualified Plan Loan Interest Rates/(4) /

     Loans not subject to ERISA  -- 5.50%
     Loans subject to ERISA  --     Moody's Corporate Bond Yield Average
                                    - Monthly
                                    Average Corporates (rounded to
                                    nearest 0.25%)
--------
/(4)/Loans are only available under certain qualified plans. Interest rate depends on whether plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). The value securing the loan will earn interest at the loan interest rate reduced by not more than 2.5%. See "Contract Loans."

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

       Separate Account Annual Expenses
       (as a percentage of average Separate Account Contract Value)
          Mortality and Expense Risk Charge:....................... 1.70%
          Administrative Charge:................................... 0.15%
                                                                    -----
          Total Separate Account Annual Expenses:.................. 1.85%
                                                                    =====

   The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                                                                        Minimum --  Maximum
Total Annual Fund Operating Expenses/(5)/ (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees,
and other expenses, prior to any fee waivers or expense reimbursements)  .51%   --   .98%

--------
/(5)/The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waivers or expense reimbursements.

   The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2005. Other Funds have voluntary expense limitation policies that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are .51% and .95%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

   THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE
--------------------------------------------------------------------------------

   This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated and takes into consideration the impact of withdrawals that may be made without incurring a withdrawal charge. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)If you surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $754                      $1,191                     $1,737                     $3,240

    (2)a. If you annuitize your Contract as a Fixed Annuity at the end of the applicable period after the second Contract Anniversary under an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s) /(6)/:

         1 year                     3 years                    5 years                    5 years
         ------                     -------                    -------                    -------
          $295                       $904                      $1,538                     $3,240

       b. If you annuitize your Contract as a Fixed Annuity at the end of the applicable period under Annuity Option 1 for a period of less than 10 years /(6)/:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $754                      $1,191                     $1,737                     $3,240

    (3)If you do not surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $295                       $904                      $1,538                     $3,240

--------
/(6)/Withdrawal Charges do not apply if the Contract is annuitized after the second Contract Anniversary under an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s). Currently, only a 10 year period is permitted under the Contract.

   The fee table and example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future performance of any Subaccount.

                        CONDENSED FINANCIAL INFORMATION

   As of December 31, 2003, the end of the Separate Account's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities, and had received no income or incurred any expense. Consequently, no Condensed Financial Information is shown.

                  CILAAC, THE SEPARATE ACCOUNT AND THE FUNDS

Chase Insurance Life and Annuity Company

   We are a stock life insurance company organized in 1947 under the laws of the State of Illinois. Our offices are located at 2500 Westfield Drive, Elgin, IL 60123-7836. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. In addition to the Contracts, we offer other variable contracts with different benefits, costs and funding vehicles. We are a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. ("BOIH"), a nonoperating holding company. BOIH is a wholly-owned subsidiary of JPMorgan Chase & Co.

   Chase Insurance Life and Annuity Company was formerly known as Federal Kemper Life Assurance Company ("FKLA"). FKLA changed its name to Chase Insurance Life and Annuity Company effective November 1, 2004.

The Separate Account

   We established the Chase Variable Annuity Separate Account on May 23, 2003 pursuant to Illinois law. The Separate Account was formerly known as the FKLA Variable Annuity Separate Account. The name of the Separate Account was changed to the Chase Variable Annuity Separate Account effective November 1, 2004. It is a separate investment account used to fund the Contract and other of our variable annuity contracts. The SEC does not supervise the management, investment practices or policies of the Separate Account or CILAAC.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets. Moreover, the assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   There are currently ten Subaccounts available under the Contract, each of which invests exclusively in shares of one of the Portfolios. We may, from time to time, combine or remove Subaccounts and establish additional Subaccounts. In such cases, we may permit you to select other Subaccounts under the Contract. However, the right to select any other Subaccount is limited by the terms and conditions we may impose on such transactions. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

   The Separate Account purchases and redeems Portfolio shares at net asset value. We redeem Portfolio shares as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

   No financial statements are provided for the Separate Account because as of December 31, 2003, the end of the Separate Account's most recent fiscal year, it had not yet commenced operations, had no assets or liabilities, and had received no income or incurred any expenses.

The Funds

   The Separate Account currently invests in the shares of the One Group Investment Trust and Dreyfus Variable Investment Fund, each an open-end management investment company.

   The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Fund shares are sold only to insurance company separate accounts. Fund shares may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, or variable annuity separate accounts to invest simultaneously in the Funds' Portfolios. Currently, we do not foresee disadvantages to variable life insurance owners or variable annuity owners. The Funds' Boards monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The Portfolios or Funds are summarized below:

One Group Investment Trust

  . One Group Investment Trust Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

  . One Group Investment Trust Government Bond Portfolio seeks a high level of current income with liquidity and safety of principal.

  . One Group Investment Trust Balanced Portfolio seeks to provide total return while preserving capital.

  . One Group Investment Trust Large Cap Growth Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

  . One Group Investment Trust Equity Index Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)*.

  . One Group Investment Trust Diversified Equity Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

  . One Group Investment Trust Mid Cap Growth Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities.

  . One Group Investment Trust Diversified Mid Cap Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

  . One Group Investment Trust Mid Cap Value Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
--------
* "S&P 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

Dreyfus Variable Investment Fund ("Dreyfus VIF")

  . Dreyfus VIF Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

   The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and statements of additional information, available from us upon request.

Advisers and Managers

   Banc One Investment Advisors Corporation is the investment adviser for the available Portfolios of the One Group Investment Trust. The Dreyfus Corporation is the investment adviser for the Dreyfus VIF Money Market Portfolio. The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. Such compensation typically is a percentage of Separate Account assets invested in the Funds and generally may range up to .30% annually of net assets.

Change of Investments

   If we establish additional Subaccounts, each new Subaccount will invest in a new series of a Fund or in shares of another investment company. We may also substitute other investment companies.

   We reserve the right, subject to compliance with the current law or as it may be changed in the future:

      .  to operate the Separate Account in any form permitted by law;

      .  to change the name of the Separate Account and any Subaccounts thereof;

      . to take any action necessary to comply with or obtain and continue any exemptions from applicable law;

      . to transfer any assets in any Subaccount to another Subaccount or to one or more Separate Accounts, or the General Account, or to add, combine or remove Subaccounts in the Separate Account;

      . to delete the shares of any of the portfolios of a Fund or any other open-end investment company and to substitute, for the Fund shares held in any Subaccount, the shares of another Portfolio of a Fund or the shares of another investment company or any other investment permitted by law; and

      . to change the way we assess charges, but not to increase the aggregate amount above that is currently charged to the Separate Account and the Funds in connection with the Contract.

   When required by law, we will obtain approval of such changes and the approval of any regulatory authority.

                    THE DOLLAR COST AVERAGING FIXED ACCOUNT

   Amounts allocated to the Dollar Cost Averaging Fixed Account are part of our General Account, supporting insurance and annuity obligations. The availability of the Dollar Cost Averaging Fixed Account may be restricted in some states. The offering of interests under the Contract relating to the Dollar Cost Averaging Fixed Account is not registered under the 1933 Act, and the Dollar Cost Averaging Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Dollar Cost Averaging Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Dollar Cost Averaging Fixed Account. Disclosures regarding the Dollar Cost Averaging Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Under the Dollar Cost Averaging Fixed Account, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

                                 THE CONTRACTS

A. GENERAL INFORMATION.

   The Contract, along with any written application attached to the Contract and any endorsements constitute the entire contract. We may not contest the Contract after two years from the Issue Date.

   The Contract does not pay dividends and will not share in our surplus or earnings.

   Purchase Payments may not be made on or after the oldest Owner or Annuitant's 90th birthday. The minimum initial Purchase Payment is $2,000. The minimum subsequent Purchase Payment is $500. However, the minimum subsequent Purchase Payment is $100 if you authorize us to automatically draw on your bank account and provide us with a voided check. Thereafter, we will draw Purchase Payments from your bank account on a monthly, quarterly, semi-annual or annual basis and apply them according to your initial allocation instructions unless you otherwise instruct us. An initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $500. A subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $50.

   The maximum total Purchase Payments that may be made under the Contract is $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

   We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

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   You may examine your Contract and return it to us for a refund during the free look period. The length of the free look period depends upon the state in which the Contract is issued. The amount of the refund also depends on the state in which the Contract is issued. Generally, the amount of the refund will be one of the following:

      . the Separate Account Contract Value on the date we receive the returned Contract plus Purchase Payments allocated to the Dollar Cost Averaging Fixed Account, without any deduction for withdrawal charges; or

      .  the return of Purchase Payments.

   In addition, a special free look period applies in some circumstances to Contracts issued as IRAs, Roth IRAs or Simplified Employee Pensions.

   Before the Annuity Date and prior to the death of an Owner, you have the exclusive right to exercise every option and right conferred by the Contract, including the right of assignment. The joint Owners must agree to any change if more than one Owner is named. Joint Owners are only permitted in Non-Qualified Plan Contracts.

   You may write to us prior to the distribution of a death benefit or the first annuity payment date to request a change of the Annuity Date. The new Annuity Date must not be earlier than two years from the Issue Date or beyond the maximum Annuity Date stated in your Contract Schedule. (See "The Annuity Period.")

   Before the Annuity Date and prior to the death of an Owner, you have the right to designate a new Owner. However, the new Owner must be less than 90 years old on the date that the change becomes effective.

   Before the Annuity Date or the death of an Owner, you have the right to cancel or amend your Contract if we agree. Only our president, secretary and assistant secretaries have the power to approve a change or waive any provisions of the Contract. Any such modifications must be in writing. No agent or person other than the officers named has the authority to change or waive the provisions of the Contract.

   The Owner may designate a Joint Annuitant who will become the Annuitant if the Annuitant dies before the Annuity Date. Joint Annuitants are only permitted in Non-Qualified Plan Contracts. If the Annuitant dies and the Joint Annuitant is not named or alive, the youngest Owner becomes the Annuitant.

   No assignment under the Contract is binding unless we receive it in writing. We assume no responsibility for the validity or sufficiency of any assignment. Once filed, the rights of the Owner, Annuitant and Beneficiary are subject to the assignment. Any claim is subject to proof of the assignee's interest. An assignment may subject you to immediate tax liability, possibly including a 10% tax penalty.

   The provisions of an applicable qualified plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned. Further, if the Contract is issued as a Qualified Plan Contract, additional provisions may apply. The rider or endorsement to the Contract used to qualify it under the applicable section of the Internal Revenue Code will state the extent of change to its provisions.

B. THE ACCUMULATION PERIOD.

1. Allocation of Purchase Payments.

   All Purchase Payments must be paid to us at our home office or an alternative location we may select. We will notify you and any other interested parties in writing of any alternative location. Purchase Payments received by an agent will begin experiencing investment performance and earning interest only after we receive them.

   You allocate your Purchase Payments to the Subaccounts or the Dollar Cost Averaging Fixed Account. The minimum initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account is $500. The minimum subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account is $50. The number of Accumulation Units credited to your Contract when you allocate a Purchase Payment (other than your initial Purchase Payment) to a Subaccount will be based on the Accumulation Unit value next computed after we receive your Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. With respect to the initial Purchase Payment, the amount is credited only after we determine to issue the Contract, but in no event later than the second day after we receive the Purchase Payment and the application in good order. Purchase Payments that you allocate to the Dollar Cost Averaging Fixed Account begin earning interest after we receive them (except that initial Purchase Payments will be credited interest only after we determine to issue the Contract, but no later than the second day after we receive your initial Purchase Payment and the application in good order).

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five-day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

2. Accumulation Unit Value.

   Each Subaccount has an Accumulation Unit value for each combination of asset-based charges. When Purchase Payments or other amounts are allocated to a Subaccount, a number of units is credited based on the Subaccount's Accumulation Unit value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are cancelled in a similar manner. The Subaccount Value of any Subaccount on any Valuation Date is the number of Accumulation Units held in the Subaccount times the applicable Accumulation Unit value on that Valuation Date.

   Under normal circumstances, Valuation Periods end at the close of the New York Stock Exchange, which currently is 3:00 p.m. Central time. However, on any day when the New York Stock Exchange closes early, the Valuation Period also will end at the same time. We may suspend processing transactions and valuation:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   The Accumulation Unit value for each Valuation Period is the relevant investment experience factor for that period multiplied by the Accumulation Unit value for the Valuation Period immediately preceding. The Accumulation Unit values for each Valuation Period are applied to each day in the Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

   Each Subaccount has its own investment experience factor for each combination of charges. The investment experience factor of a Subaccount for a Valuation Period is determined by the following formula: (a divided by b) minus c, where:

      a. is:

      . the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

      b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

      c. is the factor representing asset-based charges (the mortality and expense risk and administrative charges).

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

3. Contract Value.

   On any Valuation Date, Contract Value equals the total of:

      .  the number of Accumulation Units credited to each Subaccount, times

      .  the corresponding Accumulation Unit value for each Subaccount, plus

      .  your Dollar Cost Averaging Fixed Account Contract Value, plus

      .  the value used to secure a loan (if available).

4. Change of Ownership, Beneficiary and Annuitant.

   You may change the Owner by written request before the Annuity Date while the Owner is alive. You must furnish information sufficient to clearly identify the new Owner to us. The new Owner must be less than 90 years old on the date the change becomes effective. The change is subject to any existing assignment of the Contract. After we receive the change, it will take effect as of the date the written request was signed. Any change is subject to the payment of any proceeds. We may require you to return your Contract to us for endorsement of a change of ownership. A change of ownership may result in adverse tax consequences. (See "Federal Income Taxes--2. Taxation of Partial and Full Withdrawals from Non-Qualified Plan Contracts.")

   A Beneficiary must be designated at the time of application. In the case of joint Owners, the surviving joint Owner is automatically the designated primary Beneficiary. You may change the Beneficiary if you send us written notice in a manner satisfactory to us. Beneficiary designation and changes in Beneficiary are subject to the following conditions:

      . in the case of joint Owners, the surviving joint Owner is the primary Beneficiary. If other beneficiaries are designated, they will be deemed to be contingent Beneficiaries;

      . prior to the Annuity Date, the Beneficiary change form must be filed while the Owner is alive;

      . after the Annuity Date, the Beneficiary may be changed while the Owner and Annuitant are alive;

      .  the Contract must be in force at the time you file a change form;

      . a change must not be prohibited by the terms of an existing assignment, Beneficiary designation or other restriction;

      . after we receive the change form, it will take effect as of the date the change form was signed; however, action taken by us before the change form was received will remain in effect; and

      . the request for change must provide information sufficient to clearly identify the new Beneficiary to us.

   We may require you to return the Contract to us for endorsement of a change of Beneficiary.

   The interest of a Beneficiary who dies before the distribution of the death benefit will pass to the other beneficiaries, if any, to share and share alike, unless otherwise provided in the Beneficiary designation. If no Beneficiary survives or is named, the distribution will be made to your estate when you die.

   The initially designated Annuitant is shown in the Contract Schedule. Prior to the Annuity Date, an Annuitant may be replaced or added unless the Owner is a non-natural person. There must be at least one Annuitant at all times. If the Annuitant dies, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. Upon the death of an Annuitant prior to the Annuity Date, a death benefit is not paid unless the Owner is a non-natural person. If joint Annuitants are designated, the survivor will become the Annuitant if one of the joint Annuitants dies before the Annuity Date, unless the Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Plan Contracts.

5. Transfers During the Accumulation Period.

   During the Accumulation Period, you may transfer Contract Value among the Subaccounts and from the Dollar Cost Averaging Fixed Account subject to the following conditions:

      . the minimum amount which may be transferred is $50 for each Subaccount or the Dollar Cost Averaging Fixed Account or, if smaller, the remaining value in the Subaccount or the Dollar Cost Averaging Fixed Account;

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

      . no partial transfer will be made if the remaining Contract Value of the Dollar Cost Averaging Fixed Account or any Subaccount will be less than $500 unless the transfer will eliminate your interest in the applicable account;

      . no transfer may be made within seven calendar days before the date on which the first annuity payment is due;

      . transfers into the Dollar Cost Averaging Fixed Account are not permitted;

      . multiple transfers requested on one business day will be counted as one transfer;

      . we reserve the right to restrict transfers for a period of 15 days after each transfer in excess of 12 in a Contract Year. Any transfer request received during such a period will not be processed unless resubmitted and received after the 15-day period; and

      . we reserve the right to charge a fee of $10 for each transfer in excess of 12 in a Contract Year.

   Except as provided below, we make transfers pursuant to your written or telephone request specifying in detail both the amount which is to be transferred and the names of the accounts which are affected. Telephone transfers require the proper authorization from us, and all telephone transfer requests will be recorded for your protection. We reserve the right to terminate the telephone transfer privilege at any time.

   The following transfers must be requested through standard United States mail:

      .  Transfers in excess of $250,000 per Contract, per day, and

      . transfers into and out of the Subaccounts in excess of $50,000 per Contract, per day.

   In the case of transfers between Subaccounts, the reduction and credit of Accumulation Units in each Subaccount is determined based on the Accumulation Unit value at the end of the Valuation Period in which we received your request. We will transfer from the Dollar Cost Averaging Fixed Account on the date we receive your written or telephone transfer request.

   If a transfer is to be made from a Subaccount, we may suspend the right of transfer:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   In addition, we may end a Valuation Period early (i.e., before 3:00 p.m. Central time), when one of the foregoing occurs. In that event, transfer orders received after the end of that Valuation Period will be processed as of the end of the next Valuation Period. See "Accumulation Unit Value".

   We may defer a transfer from the Dollar Cost Averaging Fixed Account for the period permitted by law. This can never be more than six months after we receive your written or telephone request. During the period of deferral, we will continue to credit interest, at the then current interest rate(s), to the Dollar Cost Averaging Fixed Account Contract Value.

   If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we do not offer or participate in any third party asset allocation program or investment advisory service, and we take no responsibility for any third party asset allocation program or investment advisory service. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the Subaccounts available for transfer under third party authorizations.

   The Contract is not designed for organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, transfers into and out of a Subaccount over a short period of time, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies.

Market timing strategies may be disruptive to the management of the underlying Portfolios in which the Subaccounts invest and therefore, may be detrimental to Contract Owners.

   We maintain policies and procedures in an effort to control disruptive market timing activity. We do not exempt any persons or class of persons from these policies. As part of our procedures, we will monitor trading activity. If we identify market timing strategies that we believe to be detrimental to Contract Owners, we reserve the right, in our sole discretion and without prior notice, to take action. The actions we may take include, but are not limited to:

      . Termination of transfer privileges, or termination of telephone or electronic transfer privileges;

      .  Requiring a minimum time between transfers;

      .  Limiting the total number of transfers;

      .  Limiting the dollar amount that may be transferred at one time;

      .  Refusing any transfer request; and

      . Not accepting transfer requests of someone acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

   Although we will monitor transfer activity and as appropriate impose restrictions as described above, there is no assurance that we will be able to identify and curtail all potentially disruptive market timing activity. We review our policies and procedures from time to time and reserve the right to change them.

   We reserve the right at any time and without notice to any party, to terminate, suspend or modify these or any other transfer rights. If you submit a request for a transfer that is no longer permitted because your transfer rights have been terminated, suspended or modified, we will notify you in writing that the transaction is not permissible. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone or other transfer request.

6. Dollar Cost Averaging Program.

   Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of the Dollar Cost Averaging Fixed Account is automatically transferred to other Subaccounts in accordance with your allocation instructions. Transfers are made on a monthly, quarterly, semi-annual or annual basis for a specified duration of either six or 12 months. You may also direct that automatic transfers be made from the Money Market Subaccount under our DCA program.

   We declare an interest rate and a dollar cost averaging period for each Purchase Payment allocated to the Dollar Cost Averaging Fixed Account. This interest rate will never be less than the minimum guaranteed interest rate. The dollar cost averaging period will not be less than six months and not more than 12 months from the date of the Purchase Payment. The minimum guaranteed interest rate is 1.50% for Contract Years
1-7 and 1.50% for Contract Year 8 and thereafter.

   We reserve the right to declare different interest rates based upon the Issue Date, the date a Purchase Payment is received by us, and the amount of the Purchase Payment we receive.

   We calculate interest credited to the Dollar Cost Averaging Fixed Account by compounding daily, at daily interest rates, rates that would produce at the end of 12 months a result identical to the one produced by applying an annual interest rate.

   The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and fewer Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

   The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The DCA program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the first transfer date.

   The minimum transfer amount is $100 per Subaccount. Automatic transfers from the Dollar Cost Averaging Fixed Account will not be counted against the 12 transfers permitted in a Contract Year. The total Money Market Subaccount Value or Dollar Cost Averaging Fixed Account Contract Value at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

   At the end of the six or 12 month period specified for automatic transfers from the Dollar Cost Averaging Fixed Account, all remaining Dollar Cost Averaging Fixed Account Contract Value is automatically transferred in accordance with your allocation instructions in effect at that time.

   Dollar Cost Averaging from the Money Market Subaccount ends if:

      .  the number of designated transfers has been completed,

      . Subaccount Value in the Money Market Subaccount is insufficient to complete the next transfer; the remaining amount will be transferred,

      . we receive your written termination at least five business days before the next transfer date, or

      .  the Contract is surrendered or annuitized.

7. Automatic Asset Rebalancing Program.

   Under our Automatic Asset Rebalancing program, transfers among the Subaccounts will automatically be made on each Contract Anniversary to achieve the Owner's pre-defined asset allocations. Transfers under this program are not subject to the $50 transfer minimum and will not be counted against the 12 transfers permitted in a Contract Year. An election to participate in this plan must be in writing on our form and returned to us.

   You may not simultaneously participate in the Dollar Cost Averaging and Automatic Asset Rebalancing programs.

8. Withdrawals During the Accumulation Period.

   During the Accumulation Period, you may make an unlimited number of partial withdrawals or a total withdrawal (also known as a "surrender") from the Contract. Upon surrender, we will pay the Contract Value reduced by any withdrawal charge and applicable premium taxes and applicable tax withholding. A partial withdrawal may not exceed the amount available upon surrender. You must return the Contract to us if you elect a total withdrawal. Withdrawals may have tax consequences. (See "Federal Income Taxes.")

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following, without incurring a withdrawal charge ("partial free withdrawal"):

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   Partial withdrawals are subject to the following conditions:

      . Partial withdrawals must be at least $500 or, if smaller, the remaining value in the Dollar Cost Averaging Fixed Account or Subaccount;

      . no partial withdrawal will be made if the remaining Contract Value of the Dollar Cost Averaging Fixed Account or any Subaccount will be less than $50, unless the withdrawal will eliminate your interest in the applicable account;

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

      . if an account is not specified for the partial withdrawal, the partial withdrawal will be deducted on a pro rata basis from the investment options in which you have an interest; and

      . if a partial withdrawal would reduce Contract Value to less than $1,000, the partial withdrawal will be processed as a total withdrawal (surrender of the Contract).

   We make withdrawals pursuant to your written or telephone request specifying in detail both the amount which is to be withdrawn and the names of the accounts that are affected. Telephone transfers are subject to restrictions and require the proper authorization from us.

   We will make withdrawals from the Dollar Cost Averaging Fixed Account as of the Valuation Date that follows the date we receive in good order your written or telephone withdrawal request. In the case of withdrawals from a Subaccount, we will redeem the necessary number of Accumulation Units to achieve the requested dollar amount and then reduce the number of Accumulation Units credited in each Subaccount by the number of Accumulation Units redeemed. The reduction in the number of Accumulation Units is determined based on the Accumulation Unit value at the end of the Valuation Period in which we received your request. We will pay the amount within seven calendar days after we receive the request, except as provided below.

   If the withdrawal is to be made from a Subaccount, we may suspend the right of withdrawal or delay payment beyond seven calendar days:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   In addition, we may end a Valuation Period early (i.e., before 3:00 p.m. Central time), when one of the foregoing occurs. In that event, withdrawal orders received after the end of that Valuation Period will be processed as of the end of the next Valuation Period. See "Accumulation Unit Value".

   We may defer the payment of a withdrawal from the Dollar Cost Averaging Fixed Account for the period permitted by law. This can never be more than six months after we receive your written or telephone request. During the period of deferral, we will continue to credit interest, at the then current interest rate(s), to the Dollar Cost Averaging Fixed Account Contract Value.

   Withdrawals will reduce the Purchase Payment Death Benefit and the Step-Up Death Benefit ("Benefit Value") in the proportion that the withdrawal, plus withdrawal charges, bears to the Contract Value. For example, if the Benefit Value is $100,000 and the Contract Value is $80,000, and a withdrawal, including withdrawal charges, of $20,000 is taken, the Benefit Value is then reduced to $75,000 as shown below:

      .  $20,000/$80,000 = 25% ratio of withdrawal to Contract Value;

      .  $100,000 X 25% = $25,000 of Benefit Value reduction;

      .  $100,000 Benefit Value -$25,000 = $75,000 remaining Benefit Value.

9. Systematic Withdrawal Plan.

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw a selected amount, or amounts based on your life expectancy, from the Dollar Cost Averaging Fixed Account, or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. You may select the day of the month on which the withdrawals will occur, other than the 29th, 30th, or 31st of the month. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP from the Dollar Cost Averaging Fixed Account and the Subaccounts exceed the partial free withdrawal amount, the withdrawal charge is applied on any amounts exceeding the partial free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in

SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days notice if we amend the SWP, and you may terminate the SWP at any time.

10. Contract Loans.

   The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code of 1986 ("Code") or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

   Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.50%. If your Contract is subject to ERISA, the interest rate is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

11. Death Benefit.

   If you die on or after the oldest Owner's 80th birthday, the death benefit is Contract Value.

   If you die before the oldest Owner is 80 years old, we will pay to the Beneficiary the greatest of the following:

      (1) Contract Value;

      (2) The Purchase Payment Death Benefit, described below; and

      (3) The Step-Up Death Benefit, described below.

   The Purchase Payment Death Benefit is the sum of all Purchase Payments, less premium taxes, reduced by all adjustments for withdrawals.

   The Step-Up Death Benefit on the Issue Date is equal to the initial Purchase Payment less premium taxes. After the Issue Date and prior to the first Contract Anniversary, the Step-Up Death Benefit is equal to the Purchase Payment Death Benefit. On the first Contract Anniversary, the Step-Up Death Benefit is equal to the greater of:

      (1) the Purchase Payment Death Benefit; and

      (2) the Contract Value as of the first Contract Anniversary.

   On each subsequent Contract Anniversary, prior to Age 80 of the oldest Owner, the Step-Up Death Benefit equals the greater of (1) and (2) below:

      (1) Contract Value; or

      (2) The Step-Up Death Benefit on the prior Contract Anniversary plus:

          a) any Purchase Payments less premium taxes since the prior Contract Anniversary; and less

          b) the amounts of all adjustments for withdrawals since the prior Contract Anniversary.

Adjustments for Withdrawals and Withdrawal Charges (Purchase Payment Death Benefit and Step-Up Death Benefit)

   Withdrawals and withdrawal charges will reduce the Purchase Payment Death Benefit and Step-Up Death Benefit on a pro rata basis. (See "Withdrawals During the Accumulation Period.") For each withdrawal, we make an adjustment equal to
(1) divided by (2), with the result multiplied by (3) where:

      (1) is the withdrawal and any withdrawal charge amounts,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the Purchase Payment Death Benefit or the Step-Up Death Benefit (whichever is applicable) immediately prior to the withdrawal.

Payment of Death Benefit

   The applicable death benefit will be paid to the designated Beneficiary upon the death of the Owner during the Accumulation Period. Upon the death of a joint Owner during the Accumulation Period, a death benefit will be paid to the surviving joint Owner.

   If the Owner is not a natural person, we will pay the death benefit upon the death of an Annuitant. We will pay the death benefit to the Beneficiary after we receive due proof of death, the return of the Contract and such other information we may require to process the death benefit. We will then have no further obligation under the Contract.

   We compute the Contract Value and the Purchase Payment Death Benefit as of the end of the Valuation Period following our receipt of due proof of death, the return of the Contract and such other information we may require to process the death benefit. We compute the Step-Up Death Benefit as of the date of death. The proof may be a certified death certificate or any other written proof satisfactory to us.

   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1, provided that the Beneficiary's life expectancy is not less than 10 years; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal tax regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.

   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

   If the Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, a death benefit will not be paid on your death. The Contract Value will be adjusted to equal the death benefit amount otherwise payable, subject to the following:

      . The difference, if any, between the death benefit otherwise payable and the Contract Value one day prior to the date of continuance will be credited to the Money Market Subaccount. The successor Owner may subsequently transfer this amount from the Money Market Subaccount to other investment options under the Contract.

      . Upon the death of your surviving spouse before the Annuity Date, the amount of the death benefit payable will be determined as if: (1) the Contract was issued on the date of continuance; and (2) the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Withdrawal charges, if any, will be limited to withdrawals of Purchase Payments made after the date of continuance.

      . We may make certain riders available to your surviving spouse at the time of continuance.

      . Any subsequent spouse of the surviving spouse Beneficiary will not be entitled to continue the Contract upon the death of the surviving spouse Beneficiary.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

      .  Mortality and expense risk charge,

      .  Administrative charge,

      .  withdrawal charge, and

      .  Commutation charge, if applicable.

   Subject to certain expense limitations, you indirectly bear investment management fees and other Portfolio expenses.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.70% per year. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   The mortality risk we assume arises from two contractual obligations. First, if you die before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Death Benefit" above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the administrative cost portion of the daily asset charge.

2. Administrative Charge.

   We assess each Subaccount a daily asset charge for administrative costs at a rate of 0.15% per year. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include processing Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. Withdrawal Charge.

   We do not deduct a sales charge from any Purchase Payment. However, we charge the withdrawal charge on certain surrenders, partial withdrawals, and annuitizations. The withdrawal charge (a contingent deferred sales charge) covers Contract sales expenses, including commissions and other promotional and acquisition expenses. Unrecovered distribution expenses may be recovered from our general assets, including proceeds from other Contract charges.

   Earnings are withdrawn first from Contract Value and are not subject to withdrawal charges. Earnings are the positive difference, if any, between Contract Value at the end of the Valuation Period prior to giving effect to any transactions during that Valuation Period and remaining Purchase Payments as of the prior Valuation Period. On the Issue Date, the remaining Purchase Payments are equal to Purchase Payments made to the Contract. This amount is increased by subsequent Purchase Payments. Any withdrawals in excess of earnings will reduce remaining Purchase Payments. Remaining Purchase Payments are reduced in the order received.

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following from the Contract, without incurring a withdrawal charge ("partial free withdrawal"):

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   If you withdraw an amount of Contract Value that exceeds the partial free withdrawal amount, the excess remaining Purchase Payments withdrawn are subject to a withdrawal charge. We calculate withdrawal charges as a percentage of remaining Purchase Payments withdrawn, as follows:

                                              Withdrawal Charge
                                              as a Percentage of
                   Years Elapsed since Date   Remaining Purchase
                Purchase Payment was Received Payments Withdrawn
                ----------------------------- ------------------
                  Less than one..............        5.0%
                  One but less than two......        4.0%
                  Two but less than three....        3.0%
                  Three but less than four...        3.0%
                  Four but less than five....        2.0%
                  Five but less than six.....        1.0%
                  Six and thereafter.........        0.0%

   In calculating the withdrawal charge, remaining Purchase Payments are deemed withdrawn in the order received. For purposes of the above schedule, a year begins on the date each Purchase Payment is made and lapses one year after the Purchase Payment is made.

   When a withdrawal is requested, you receive a check in the amount requested. If a withdrawal charge applies, Contract Value is reduced by the withdrawal charge, plus the dollar amount sent to you.

   As the withdrawal charges schedule is based on the year in which each Purchase Payment is made, you may be subject to a withdrawal charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawals During the Accumulation Period.")

   Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

      .  that constitute required minimum distributions from Contract Value;

      . upon annuitization after the second Contract Anniversary when you elect an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s);

      . after you have been confined in a qualifying hospital or skilled care facility, provided the following conditions are satisfied:

       . you are continuously confined for a period of 90 days or more in a hospital or skilled care facility;

       . we receive your request for withdrawal either during the period of confinement or no more than 45 days following your discharge from a hospital or skilled care facility;

       .  your confinement begins prior to the oldest Owner's 75th birthday;

       .  your confinement begins on or after the second Contract Anniversary;
          and

       . your confinement was not due to substance abuse, or mental or personality disorder without a demonstrable organic disease. (See your extended care waiver Contract endorsement for additional applicable terms, conditions and restrictions.)

      . after you have become disabled under a qualifying disability, provided the following conditions are satisfied:

       .  your disability begins prior to the oldest Owner's 66th birthday;

       .  your disability begins on or after the second Contract Anniversary;
          and

       . your disability was not due to substance abuse, or mental or personality disorder without a demonstrable organic disease. (See your disability waiver Contract endorsement for additional applicable terms, conditions and restrictions.)

   We reserve the right to reduce or waive the withdrawal charge. See "7. Exceptions", below.

4. Commutation Charge.

   The commutation charge applies during the Annuity Period. The charge equals the difference between the present value of any remaining payments in a certain period (as of the date of calculation) calculated using:

      A. For a Fixed Annuity Option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a Variable Annuity Option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial annuity payment and (ii) the assumed investment rate plus 2%.

   The commutation charge applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under those options. The commutation charge reflects the use of a higher interest rate to determine the commutation amount than the interest rate used to determine the initial annuity payment.

5. Investment Management Fees and Other Expenses.

   Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' statements of additional information.

6. State Premium Taxes.

   Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      .  Purchase Payments when we receive them,

      .  Contract Value upon total withdrawal, or

      .  Contract Value upon annuitization.

   In no event will an amount be deducted for premium taxes before we have incurred a tax liability under applicable state law. See "Appendix A--State Premium Tax Chart" in the Statement of Additional Information.

7. Exceptions.

   We may decrease the mortality and expense risk charge and the administrative charge without notice. However, we guarantee that we will not increase the charges above the amounts listed on your Contract Schedule. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

   We may also reduce or waive fees and charges, including but not limited to, the withdrawal charge, mortality and expense risk charge and administrative charge, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:

      . employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements or distribution agreements with Investors Brokerage Services, Inc. ("IBS"); and

      . officers, directors and employees (and their families) of CILAAC or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

   Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Annuity payments to you or your designated payee begin on the Annuity Date under the selected Annuity Option. The Annuity Date must be at least two years after the Issue Date and may not be after the later of the Contract Anniversary following the 90th birthday of the oldest Owner or Annuitant initially designated or the 10th Contract Anniversary. Annuitization may be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped. You may write to us prior to the distribution of a death benefit or the first annuity payment date to request a change of the Annuity Date.

1. Election of an Annuity Option.

   Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. We must receive an election of an Annuity Option in writing. You may make an election on or before the Annuity Date provided the Annuitant is alive. The Beneficiary, subject to the terms of the death benefit provision, may elect to have the death benefit amount remain with us under one of the Annuity Options. An election may be revoked by a subsequent change of Beneficiary or an assignment of the Contract unless the assignment provides otherwise. Once elected, an Annuity Option cannot be changed after the first annuity payment is made.

   If an Annuity Option is not elected on or before the Annuity Date, an annuity will be paid for a certain period of 10 years and for as long thereafter as the Annuitant (or joint Annuitant) is alive.

   Subject to state variation, you may elect annuity payments to be made as a Fixed Annuity or Variable Annuity, or a combination. We must receive your election at least seven days prior to the Annuity Date. If we do not receive an election from you, the Dollar Cost Averaging Fixed Account Contract Value, less any withdrawal charge and charges for other benefits, will be used to determine the Fixed Annuity monthly payment, and the Separate Account Contract Value at the end of the Valuation Period immediately preceding the Annuity Date, less any withdrawal charge and charges for other benefits, will be used to determine the first monthly Variable Annuity payment. Allocations will not be changed thereafter, except as permitted in the "Transfers Between Subaccounts" provision of the Contract.

2. Annuity Payments.

   Payments for all Annuity Options are derived from the applicable tables. Current annuity rates will be used if they produce greater payments than those quoted in the Contract. The "Age" in the tables represents the age of the Annuitant on the last birthday before the first annuity payment is due.

   The guaranteed monthly payments are based on an interest rate of 2.5% per year, and where mortality is involved, the 2000 individual annuity mortality table developed by the Society of Actuaries, projected using Scale G to the Year 2015. We may also make available Variable Annuity payment options based on assumed rates other than 2.5%, but not greater than 5.00%.

   The Annuity Option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If at any time the payments are less than our minimum payment, we have the right to increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to the minimum payment or to make payment in one lump sum.

   The amount of periodic annuity payments may depend upon:

      .  the Annuity Option selected;

      .  the age and sex of the Annuitant; and

      .  the investment experience of the selected Subaccount(s).

   The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments for females, than males of the same age.

   Annuity payments are made to the Owner or to the person designated in writing by the Owner to receive payment.

3. Annuity Options.

   You may elect one of the following Annuity Options.

Annuity Option 1--Certain Period Annuity.

   Option 1 provides that we will make monthly annuity payments for a certain period of 10 years.

Annuity Option 2--Life Annuity.

   Option 2 provides that we will make monthly annuity payments over the lifetime of the Annuitant.

Annuity Option 3--Life Annuity with Installments Guaranteed.

   Option 3 provides that we will make monthly annuity payments for a certain period of 10 years and thereafter over the lifetime of the Annuitant.

Annuity Option 4--Joint and Survivor Annuity.

   Option 4 provides that we will pay the full monthly annuity payment while both Annuitants are alive. Upon the death of either Annuitant, we will continue to pay over the lifetime of the surviving Annuitant a percentage of the original monthly annuity payment. The percentage payable after the death of the first Annuitant must be selected at the time the Annuity Option is chosen. The percentages available to the surviving Annuitant are 50%, 66 2/3%, 75% and 100%.

Annuity Option 5--Joint and Survivor Life Annuity with Installments Guaranteed.

   Option 5 provides that we will make full monthly annuity payments for a certain period of 10 years and thereafter while both Annuitants are alive. Upon the death of either Annuitant, we will continue to pay over the lifetime of the surviving Annuitant a percentage of the original monthly annuity payment. The percentage payable after the death of the first Annuitant must be selected at the time the Annuity Option is chosen. The percentages available to the surviving Annuitant are 50%, 66 2/3%, 75% and 100%.

Other Annuity Options--We may make other Annuity Options available.

   A supplementary agreement will be issued to reflect payments that will be made under an Annuity Option. Interest under an Annuity Option will start to accrue on the effective date of the supplementary agreement.

4. Transfers and Conversions During the Annuity Period.

   During the Annuity Period, you may elect to make the following transfers and conversions. Any election must be in writing in a form satisfactory to us. We reserve the right at any time and without notice to any party to terminate, suspend or modify these transfer and conversion privileges.

Transfers Between Subaccounts

   A transfer may be made from one Subaccount to another Subaccount, subject to the following limitations:

      . Transfers to a Subaccount are prohibited during the first year of the Annuity Period, and subsequent transfers are limited to one per year.

      .  You may not have more than three Subaccounts after the transfer.

      . The amount transferred must equal at least $5,000 of Annuity Unit value and at least $5,000 of Annuity Unit value must remain in the account from which the transfer is made, unless the transfer will eliminate the account.

      . No transfers may be made during the seven days before an annuity payment date. Any transfer request received during such a period will not be processed unless resubmitted and received after the annuity payment date.

   When a transfer is made between Subaccounts, the number of Annuity Units per annuity payment attributable to a Subaccount to which the transfer is made is equal to a. multiplied by b. divided by c. where:

      a. is the number of Annuity Units per annuity payment in the Subaccount from which the transfer is being made;

      b. is the Annuity Unit value for the Subaccount from which the transfer is being made; and

      c. is the Annuity Unit value for the Subaccount to which the transfer is being made.

Conversions From a Fixed Annuity Payment

   You may convert Fixed Annuity payments to Variable Annuity payments subject to the following:

      . at least $30,000 of annuity reserve value must be transferred from our General Account unless the transfer will eliminate the full amount of the annuity reserve value;

      . at least $30,000 of annuity reserve value must remain in our General Account after a transfer unless the transfer will eliminate the annuity reserve value;

      . conversions from a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      . we must receive notice at least 30 days prior to the anniversary of the Annuity Date.

   When a conversion is made from Fixed Annuity payment to Variable Annuity payment, the number of Annuity Units per annuity payment attributable to a Subaccount to which the conversion is made is equal to a. divided by b. divided by c. where:

      a. is the annuity reserve being transferred from our General Account;

      b. is the Annuity Unit value for the Subaccount to which the transfer is being made; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

Conversions To a Fixed Annuity Payment

   You may convert Variable Annuity payments to Fixed Annuity payments subject to the following:

      . conversions to a Fixed Annuity payment will be applied under the same Annuity Option as originally selected;

      . at least $30,000 of Annuity Unit value must be transferred to our General Account from the Subaccounts;

      . at least $5,000 of Annuity Unit value must remain in a Subaccount after a transfer unless the transfer will eliminate your interest in the Subaccount;

      . conversions to a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      . we must receive notice at least 30 days prior to the anniversary of the Annuity Date.

   When a conversion is made from a Variable Annuity payment to a Fixed Annuity payment, the number of Annuity Units per payment attributable to a Subaccount from which the conversion is made is the product of a. multiplied by b. multiplied by c. where:

      a. is the number of Annuity Units representing the interest in such Subaccount per annuity payment;

      b. is the Annuity Unit value for such Subaccount; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

5. Annuity Unit Value.

   The Annuity Unit value for each Subaccount is determined at the end of a Valuation Period by multiplying the result of a. times b. by c. where:

      a. is the Annuity Unit value for the immediately preceding Valuation
   Period;


      b. is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

      c. is the interest factor of .99993235 per calendar day of the subsequent Valuation Period to offset the effect of the assumed rate of 2.5% per year used in the Annuity Option Table in your Contract. We may also make available Annuity Options based on assumed investment rates other than 2.5%.

   The net investment factor for a Subaccount for any Valuation Period is:

      . the Subaccount's Accumulation Unit value at the end of the current Valuation Period; divided by

      . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period.

6. First Periodic Payment Under a Variable Annuity.

   To determine the first payment under a Variable Annuity, the Separate Account Contract Value, at the end of the Valuation Period preceding the Valuation Period that includes the date on which the first annuity payment is due, is first reduced by any applicable:

      .  withdrawal charge;

      .  charges for other benefits; and

      .  any premium taxes that apply.

   The remaining value will then be used to determine the first monthly annuity payment which is based on the guaranteed annuity option shown in the Annuity Option Table in your Contract. You may elect any option available.

7. Subsequent Periodic Payments Under a Variable Annuity.

   The dollar amount of subsequent annuity payments may increase or decrease depending on the investment experience of each Subaccount. A 2.5% per annum rate of net investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease. The number of Annuity Units per annuity payment will remain fixed for each Subaccount unless a transfer is made in which case, the number of Annuity Units per annuity payment will change.

   The number of Annuity Units for each Subaccount is calculated by dividing a. by b. where:

      a. is the amount of the monthly payment that can be attributed to that Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, subsequent monthly annuity payments are calculated by adding, for each Subaccount, the product of a. times b. where:

      a. is the number of Annuity Units per annuity payment in each Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, we guarantee that the dollar amount of each subsequent annuity payment will not be adversely affected by changes in mortality experience or actual expenses from the mortality and expense assumptions on which we based the first payment.

8. Periodic Payments Under a Fixed Annuity.

   To determine payments under a Fixed Annuity, the portion of the Contract Value on the first day preceding the date on which the first annuity payment is due, is first reduced by any withdrawal charge, charges for other benefits and premium taxes that apply. The remaining value will then be used to determine the Fixed Annuity monthly payment in accordance with the Annuity Option selected.

9. Death of Annuitant or Owner.

   If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. The present value of the remaining payments in the certain period will be calculated based on the applicable interest rate.

   For a Fixed Annuity Option, the applicable interest rate is the greater of:

      a. the ten year Treasury constant maturity plus 3%; and

      b. the rate used to determine the initial payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed investment rate plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.

   If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

   Under Annuity Option 4, annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

   If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      . If the Owner was the sole owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      . If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

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10. Protection of Benefits.

   Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

11. Age, Gender and Survival.

   We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

   If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed 6% compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

12. Commutable Annuitization Option.

   For annuitizations under Fixed or Variable Annuity Options 1, 3 or 5, the Owner may elect a commutable annuitization option. Variable Annuity Option 1 is always commutable. As to other Annuity Options, you may choose to receive a lump sum payment during the certain period. Lump sum payments are available beginning 13 months after the Annuity Date and may be elected once each year.

   If your Contract was issued under a qualified plan, you may withdraw all or a portion of the present value of the remaining payments during the certain period. If your Contract was not issued under a qualified plan, over the life of the Contract you may withdraw up to 75% of the present value of the remaining payments in the certain period. We apply this limit as follows: each time you withdraw a lump sum payment, we will calculate the percentage that amount represents of the present value of the remaining payments in the certain period; you may not withdraw an additional lump sum payment if the sum of those percentages over the life of the Contract would exceed 75%.

   If you take a partial lump sum payment, the remaining payments during the certain period will be reduced based on the ratio of the amount of the lump sum to the present value of the remaining payments in the certain period prior to the withdrawal. Under Options 3 and 5, if the Annuitant is living after the period certain ends, payments will resume without regard to any lump sum payment made during the certain period.

   In determining the amount of the lump sum payment that is available, the present value of the remaining payments in the certain period will be calculated based on the applicable interest rate. For a Fixed Annuity Option, the applicable interest rate is the greater of:

      a. the ten year treasury constant maturity plus 3%; and

      b. the rate used to determine the initial annuity payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed interest rate plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be the payment next scheduled after the request for commutation is received.

                             FEDERAL INCOME TAXES

A. INTRODUCTION.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

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

   This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS.

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL.

1. Tax Deferral During Accumulation Period.

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      .  the Contract must be owned by an individual,

      .  Separate Account investments must be "adequately diversified",

      . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

      . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons," such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:

      .  certain Contracts acquired by a decedent's estate,

      .  certain Qualified Plan Contracts,

      .  certain Contracts used with structured settlement agreements, and

      . certain Contracts purchased with a single premium when the annuity starting date is no later than one year from contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the Contract Value and the Purchase Payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In these circumstances, income and gains

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

from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However, there is no assurance that our efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Non-Qualified Plan Contracts.

   Partial withdrawals from a Non-Qualified Plan Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract that were not includible in your income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to that assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments.

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

   The Owner may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, we will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the IRS could take a position that greater amounts are includible in income than we currently believe is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

4. Taxation of Death Benefits.

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income as follows:

      .  if distributed in a lump sum are taxed like a full withdrawal, or

      .  if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows:

      . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

      . if distributed in accordance with the selected Annuity Option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions.

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:

      .  received on or after you reach age 59 1/2,

      .  attributable to your disability,

      . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

      . made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or

      .  made with annuities used with certain structured settlement agreements.

   Other exceptions may apply.

6. Aggregation of Contracts.

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract may be determined by combining some or all of the Non-Qualified Plan Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons.

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does

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

not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS.

   Qualified Plan Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Simple IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Plan Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Plan Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

   Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Plan Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Plan Contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (Owners should always consult their tax advisers and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Plan Contracts, the Owner and Annuitant generally are the same individual. The Owner may also designate a Joint Annuitant who becomes the Annuitant if the Annuitant dies prior to the Annuity Date. However, a Joint Annuitant may not be elected under a qualified plan. If a Joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a Joint Annuitant is named who is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages.

   Qualified Plan Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

   If you elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

      .  received after you reach age 59 1/2,

      .  received after your death or because of your disability, or

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Plan Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the

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

plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types.

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA". The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly know as an "Education IRA").

   Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain other respects including:

      .  Roth IRA contributions are never deductible,

      .  "qualified distributions" from a Roth IRA are excludable from income,

      .  mandatory distribution rules do not apply before death,

      . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      .  special eligibility requirements apply, and

      . contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

   Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that

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

may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." If you purchase a Contract for such purposes, you should seek competent advice regarding eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      .  earnings on those contributions, and

      . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

   These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers.

   If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

      .  minimum distributions required under Section 401(a)(9) of the Code, and

      . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid withholding by electing a direct rollover.

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E. FEDERAL INCOME TAX WITHHOLDING.

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are expected to range from 0% to 5% of Purchase Payments. We may also pay continuing "trail" commissions that may vary, but are expected to range from 0% to 2%, as an annual percentage, on in-force Contract Values. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                  Investors Brokerage Services, Inc. ("IBS")
                             1600 McConnor Parkway
                        Schaumburg, Illinois 60196-6801

   IBS is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc., an affiliate of CILAAC. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. During the Annuity Period, voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   After each calendar quarter, we send you a statement showing Purchase Payments received, amounts credited to each Subaccount and to the Dollar Cost Averaging Fixed Account, investment experience, and charges made since the last report, as well as any other information required by statute. In addition, you receive written confirmation of financial transactions and credits when received. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio.

   You may direct inquiries to the selling agent or may call 1-877-280-5102 or write to Chase Insurance Life and Annuity Company, Customer Service, 2500 Westfield Drive, Elgin, IL 60123-7836.

                                 LEGAL MATTERS

   Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Juanita Thomas, attorney at law. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

   We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

   We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                               LEGAL PROCEEDINGS

   There are no material legal proceedings pending to which the Separate Account, CILAAC or IBS is a party.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Experts; Financial Statements; Report of Independent Auditors; Consolidated Balance Sheet of FKLA and Subsidiaries as of December 31, 2003; Report of Independent Auditors; Statutory Financial Statements of FKLA, years ended December 31, 2003 and 2002; Report of Independent Accountants; Statutory Financial Statements of FKLA, years ended December 31, 2002 and 2001; and Appendix A State Premium Tax Chart. Please read the Statement of Additional Information in conjunction with this Prospectus.

                             FINANCIAL STATEMENTS

   Financial statements of FKLA (now known as Chase Insurance Life and Annuity Company) are included in the Statement of Additional Information. The financial statements should be considered primarily as bearing upon the ability of CILAAC to meet its obligations under the Contracts. No financial statements for the Separate Account are included in the Statement of Additional Information. As of December 31, 2003, the end of the Separate Account's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities and had received no income or incurred any expenses.

                                   APPENDIX

 CHASE INSURANCE LIFE AND ANNUITY COMPANY FLEXIBLE PREMIUM FIXED AND VARIABLE
      DEFERRED ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Chase Insurance Life and Annuity Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

   This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

   Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

   Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Chase Insurance Life and Annuity Company,
2500 Westfield Drive, Elgin, IL 60123-7836 or call 1-877-280-5102.

   Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a certain period not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

   1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a. The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $60,000-$ 70,000
                     2004................... $65,000-$ 75,000
                     2005................... $70,000-$ 80,000
                     2006................... $75,000-$ 85,000
                     2007 and thereafter.... $80,000-$100,000

                     Single Taxpayers
                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $40,000-$ 50,000
                     2004................... $45,000-$ 55,000
                     2005 and thereafter.... $50,000-$ 60,000

   The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

   To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

   5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

   7. For tax years beginning before January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer's adjusted gross income.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRSs and SIMPLE IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

   1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of
Section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

   2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

   4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

   2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

      (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount," bears to

      (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

   If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

   There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

      1. To amounts that are rolled over or transferred tax-free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA EXCISE TAX REPORTING

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

   We will provide you with any reports required by the Internal Revenue
Service.

R. ESTATE TAX

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

   1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.85% per annum will be assessed against Separate Account Contract Value.

   2. Withdrawal and early annuitization charges will be assessed based on the years elapsed since each Purchase Payment was received by CILAAC. The charges are as follows: under 1 year, 5%; over 1 to 2 years, 4%; over 2 to 3 years, 3%; over 3 to 4 years, 3%; over 4 to 5 years, 2%; over 5 to 6 years, 1%; over 6 years and thereafter, 0%. These charges may not be assessed in certain situations.

   3. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value" for Separate Account Value.

   4. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Chase Insurance Life and Annuity Company for Contract Value held in the Dollar Cost Averaging Fixed Account.

                      STATEMENT OF ADDITIONAL INFORMATION
             May 1, 2004 (as supplemented as of November 1, 2004)
--------------------------------------------------------------------------------
  INDIVIDUAL FLEXIBLE PREMIUM, FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                                   Issued By
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY
                                      and
                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT
            HOME OFFICE: 2500 Westfield Drive, Elgin, IL 60123-7836
                                (877) 280-5102

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2004 (as supplemented as of November 1,
2004). The Prospectus may be obtained from Chase Insurance Life and Annuity Company by writing or calling the address or telephone number listed above.

TABLE OF CONTENTS
================================================================================

                                                                         Page
                                                                         ----
  SERVICES TO THE SEPARATE ACCOUNT......................................   2
  STATE REGULATION......................................................   3
  EXPERTS...............................................................   3
  FINANCIAL STATEMENTS..................................................   3
  REPORT OF INDEPENDENT AUDITORS........................................   5
  CONSOLIDATED BALANCE SHEET OF FEDERAL KEMPER LIFE ASSURANCE COMPANY
    ("FKLA") (NOW KNOWN AS CHASE INSURANCE LIFE AND ANNUITY COMPANY) AND
    SUBSIDIARIES AS OF DECEMBER 31, 2003................................   6
  REPORT OF INDEPENDENT AUDITORS........................................  19
  STATUTORY FINANCIAL STATEMENTS OF FKLA, YEARS ENDED DECEMBER 31, 2003
    AND 2002............................................................  20
  REPORT OF INDEPENDENT ACCOUNTANTS.....................................  46
  STATUTORY FINANCIAL STATEMENTS OF FKLA, YEARS ENDED DECEMBER 31, 2002
    AND 2001............................................................  47
  APPENDIX A STATE PREMIUM TAX CHART.................................... A-1

                       SERVICES TO THE SEPARATE ACCOUNT

Custodian and Independent Public Auditors for the Chase Variable Annuity Separate Account.

   Chase Insurance Life and Annuity Company ("CILAAC") maintains the books and records of the Chase Variable Annuity Separate Account (the "Separate Account"). CILAAC holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of CILAAC. CILAAC maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses (as described in the Prospectus), are borne by CILAAC.

   PricewaterhouseCoopers LLP performed the annual audit of the statutory financial statements of Federal Kemper Life Assurance Company ("FKLA") (now known as Chase Insurance Life and Annuity Company) for the years ended December 31, 2003, 2002 and 2001.

Distribution of the Contracts

   The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are continuously distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of Banc One Insurance Holdings, Inc., an affiliate of CILAAC, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

   CILAAC pays commissions to the seller which may vary but are expected to range from 0% to 5% of Purchase Payments. CILAAC may also pay continuing "trail" commissions that may vary, but are expected to range from 0% to 2%, as an annual percentage, on in-force Contract Values. As of December 31, 2003, the end of CILAAC's most recent fiscal year, CILAAC had paid no commissions in connection with the sale of the Contracts.

                               STATE REGULATION

   CILAAC is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. CILAAC's books and accounts are subject to review by the Illinois Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, CILAAC is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

   The statutory financial statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2003 and 2002 and the related statutory statements of operations, capital stock and surplus, and cash flows for each of the two years in the period ended December 31, 2003 have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. The statutory financial statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2002 and 2001 and the related statutory statements of operations, capital stock and surplus, and cash flows for each of the two years in the period ended December 31, 2002 have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

   The consolidated balance sheet of FKLA and subsidiaries as of December 31, 2003 has been included herein in reliance on the report of KPMG LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                             FINANCIAL STATEMENTS

   This Statement of Additional Information contains statutory financial statements for FKLA. The statutory financial statements of FKLA should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. No financial statements for the Separate Account have been included herein. As of December 31, 2003, the end of the Separate Account's most recent fiscal year, the Separate Account had not yet commenced operations, had no assets or liabilities and had received no income or incurred any expenses.

   Effective September 1, 2003, CILAAC administers and 100% reinsures certain lines of business of Kemper Investors Life Insurance Company ("KILICO") pursuant to a coinsurance agreement. Pursuant to the coinsurance agreement, KILICO transferred certain of its assets to CILAAC. This Statement of Additional Information also contains an unaudited pro forma statutory statement of operations for FKLA for the year ending December 31, 2003 to show how the coinsurance agreement might have affected the historical income statements if the coinsurance agreement had been in effect during the applicable period.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

             UNAUDITED PRO FORMA STATUTORY STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2003

                                                                Less:           Add:
                                                               Initial        On Going
                                             As Reported     Reinsurance    Reinsurance     Pro Forma
                                                2003       Transaction/(1)/ Activity/(2)/     2003
                                           --------------  ---------------  ------------  ------------
Income:
Premium and annuity considerations........ $3,523,595,206  $3,287,377,510   $191,541,790  $427,759,486
Considerations for supplemental
  contracts with life contingencies.......     58,653,895      57,159,004      1,547,476     3,042,367
Net investment income.....................    154,798,112                     99,444,220   254,242,332
Amortization of interest maintenance
  reserve.................................     13,531,719                             --    13,531,719
Reinsurance ceding commissions and
  allowances..............................     66,628,758                             --    66,628,758
Assumed miscellaneous fees................     14,284,781                     28,897,652    43,182,433
Assumed change in expense
  allowances--separate account
  reserves................................     34,569,018      28,278,758     12,580,520    18,870,780
Change in business-owned life
  insurance--cash value...................      4,814,662                             --     4,814,662
                                           --------------  --------------   ------------  ------------
Total income..............................  3,870,876,151   3,372,815,272    334,011,658   832,072,537
                                           --------------  --------------   ------------  ------------
Benefits and other payments to
  policyholders...........................    295,419,689                    215,345,872   510,765,561
Increase (decrease) in aggregate reserves
  for life policies and contracts.........  3,330,909,876   3,327,180,104     58,126,610    61,856,382
Commissions...............................    111,998,242      51,811,793     15,639,712    75,826,161
General expenses..........................     56,627,431                     17,000,000    73,627,431
Other expenses, taxes, licenses and
  fees....................................     36,042,516                     18,419,720    54,462,236
IMR assumed from reinsurer, included in
  asset transfer..........................     40,277,593      40,277,593             --            --
IMR assumed from reinsurer, realized
  gains on asset transfer after tax.......    4 3,393,604      43,393,604             --            --
                                           --------------  --------------   ------------  ------------
Total benefits and expenses...............  3,914,668,951   3,462,663,094    324,531,914   776,537,771
                                           --------------  --------------   ------------  ------------
Net gain (loss) from operations before
  federal income taxes and realized
  capital losses..........................    (43,792,800)    (89,847,822)     9,479,744    55,534,766
Federal income tax expense................     44,436,088      25,592,028        989,452    19,833,512
                                           --------------  --------------   ------------  ------------
Net gain (loss) from operations before
  realized capital losses.................    (88,228,888)   (115,439,850)     8,490,292    35,701,254
                                           --------------  --------------   ------------  ------------
Net realized capital losses...............     (3,238,261)                            --    (3,238,261)
Related federal income tax benefit........             --                             --            --
Realized (gains) losses transferred to the
  interest maintenance reserve............        593,160                             --       593,160
                                           --------------  --------------   ------------  ------------
Total realized capital losses.............     (2,645,101)             --             --    (2,645,101)
                                           --------------  --------------   ------------  ------------
Net income (loss)......................... $  (90,873,989) $ (115,439,850)  $  8,490,292  $ 33,056,153
                                           ==============  ==============   ============  ============

--------
Federal Kemper Life Assurance Company
Notes to Unaudited Pro Forma Statutory Statement of Operations

/(1)/The amounts presented reflect the effect of the initial Coinsurance
     Agreement transaction and represent the transfer of the reinsured assets and liabilities.

/(2)/Represents an estimate of eight months of reinsurance activity under the Coinsurance Agreement. Four months of reinsurance activity under the Coinsurance Agreement is included in the As Reported--2003 column.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company and Subsidiaries:

   We have audited the accompanying consolidated balance sheet of Federal Kemper Life Assurance Company and Subsidiaries (the Company) as of December 31, 2003. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated balance sheet. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Federal Kemper Life Assurance Company and Subsidiaries as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
April 16, 2004

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEET

                            As of December 31, 2003

                       (In Thousands, Except Share Data)

Assets
   Fixed maturity securities, available-for-sale, at fair value (amortized cost $5,271,034). $5,376,674
   Short-term investments...................................................................     29,040
   Policy loans.............................................................................    410,992
                                                                                             ----------
Total Investments...........................................................................  5,816,706
   Cash.....................................................................................    247,912
   Accrued investment income................................................................     63,904
   Reinsurance recoverable..................................................................    875,969
   Deferred policy acquisition costs........................................................     18,124
   Goodwill.................................................................................    115,641
   Deferred income taxes....................................................................     27,130
   Other assets and receivables.............................................................    162,446
                                                                                             ----------
TOTAL ASSETS................................................................................ $7,327,832
                                                                                             ==========
Liabilities
   Future policy benefits-annuities......................................................... $4,207,509
   Future policy benefits-life..............................................................  1,878,908
   Future policy benefits-other.............................................................    161,280
   Other policyholder benefits and funds payable............................................    252,181
   Other accounts payable and liabilities...................................................     97,146
   Federal income tax payable...............................................................     16,886
                                                                                             ----------
Total Liabilities...........................................................................  6,613,910
                                                                                             ----------
Stockholder's Equity
   Capital stock--$20 par value, authorized 500,000 shares; outstanding 136,351 shares......      2,727
   Additional paid in capital...............................................................    619,846
   Accumulated other comprehensive income...................................................     69,012
   Retained earnings........................................................................     22,337
                                                                                             ----------
Total Stockholder's Equity..................................................................    713,922
                                                                                             ----------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY.................................................... $7,327,832
                                                                                             ==========


           See the accompanying notes to consolidated balance sheet.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET

1. Organization and Basis of Presentation

   Federal Kemper Life Assurance Company and subsidiaries ("the Company" or "FKLA") issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company and its subsidiary Zurich Life Insurance Company of America ("ZLICA") are licensed in the District of Columbia and all states, except New York. The Company's other subsidiary, Zurich Life Insurance Company of New York ("ZLICONY") is licensed in the state of New York. The Company was a subsidiary of Kemper Corporation ("Kemper") which is ultimately owned by Zurich Financial Services ("ZFS"), through August 31, 2003.

   On May 30, 2003, ZFS and Bank One Corporation ("Bank One") announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 1, 2003. As a result, Kemper sold the capital stock of the Company, ZLICA, and Zurich Direct Inc. to Banc One Insurance Holdings, Inc. ("BOIH"), a subsidiary of Bank One. Kemper Investors Life Insurance Company ("KILICO"), a wholly-owned subsidiary of Kemper, also transferred 100% of the capital stock of ZLICONY to the Company, effective September 1, 2003. BOIH contributed 100% of the capital stock of ZLICA to the Company, effective November 30, 2003.

   ZLICA markets term life insurance products primarily through One Life Direct (formerly Zurich Direct). One Life Direct is an affiliated direct marketing life insurance agency currently marketing term life insurance directly to consumers primarily through various marketing media. ZLICONY markets term life insurance products primarily through One Life Direct and annuities through PMG Marketing Agency, Inc., another BOIH subsidiary.

   The consolidated balance sheet includes the accounts of the Company and its subsidiaries on a consolidated basis. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Summary of Significant Accounting Policies

Use of Estimates

   The consolidated balance sheet has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of the consolidated balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosures. Actual results could differ from those estimates.

Purchase Accounting

   The acquisition was recorded as a purchase business combination as required under Financial Accounting Standards Board ("FASB") Statement 141 "Business Combinations." As a result, the following significant adjustments were necessary:

   All of the assets were marked to fair value on the opening balance sheet (as of September 1, 2003). The fair value of the investment assets became the book value of the assets as of September 1, 2003. Insurance liabilities were also marked to fair value on the opening balance sheet.

   The Company acquired total assets of approximately $6.7 billion, consisting primarily of fixed income investment securities, and $6.3 billion of insurance policy and claims reserves, and recorded approximately $116 million in goodwill.

   Deferred taxes were recalculated to recognize changes in the carrying value of assets and liabilities as a result of the purchase accounting entries.

   Retained earnings were zeroed out as of the closing date. The allocated purchase price became the opening stockholder's equity for FKLA.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

   The following is a condensed balance sheet disclosing the amount assigned to each major asset and liability caption of the Company (in thousands). These amounts exclude a post-acquisition capital contribution of $225 million from BOIH and the assets and liabilities of ZLICA that were contributed effective November 2003.

                                                     Pre-     Acquisition    Post-
                                                  acquisition adjustment  acquisition
                                                  ----------- ----------- -----------
Assets
   Fixed maturity securities..................... $4,938,264   $      --  $4,938,264
   Short-term investments........................      6,845          --       6,845
   Policy loans..................................    287,731          --     287,731
                                                  ----------   ---------  ----------
Total Investments................................  5,232,840          --   5,232,840

   Cash..........................................     45,242          --      45,242
   Accrued investment income.....................    162,474          --     162,474
   Reinsurance recoverable.......................    441,782     192,142     633,924
   Deferred policy acquisition costs.............    349,152    (349,152)         --
   Goodwill......................................         --     112,832     112,832
   Deferred income taxes.........................     19,650      88,599     108,249
   Fixed assets..................................     14,496     (13,563)        933
   Other assets and receivables..................    461,109    (301,809)    159,300
                                                  ----------   ---------  ----------
TOTAL ASSETS..................................... $6,726,745   $(270,951) $6,455,794
                                                  ==========   =========  ==========
Liabilities
   Future policy benefits........................ $5,955,213   $  20,196  $5,975,409
   Other policyholder benefits and funds payable.    201,692          --     201,692
   Other accounts payable and liabilities........    203,201    (110,254)     92,947
   Federal income tax payable....................         --          --          --
                                                  ----------   ---------  ----------
Total Liabilities................................  6,360,106     (90,058)  6,270,048
                                                  ----------   ---------  ----------
Stockholder's Equity
   Capital stock.................................      2,727          --       2,727
   Additional paid in capital....................    883,009    (699,990)    183,019
   Accumulated other comprehensive income........     21,396     (21,396)         --
   Retained earnings.............................   (540,493)    540,493          --
                                                  ----------   ---------  ----------
Total Stockholder's Equity.......................    366,639    (180,893)    185,746
                                                  ----------   ---------  ----------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY......... $6,726,745   $(270,951) $6,455,794
                                                  ==========   =========  ==========

   Bank One and ZFS finalized their closing settlement in February 2004. In conjunction with the final closing settlement, the Company made certain adjustments to the opening balance sheet, including a decrease in goodwill of $1.5 million and a decrease of $9.3 million in other assets and receivables in the consolidated balance sheet as of February 2004.

Investments

   Investments in fixed maturity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization or accretion is included in net investment income. Accretion of the discount or amortization of the premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayment of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be other-than-temporarily impaired.

   Investments in policy loans are carried primarily at cost, net of any applicable write-downs.

   Net unrealized gains or losses on investments are credited or charged to accumulated other comprehensive income net of deferred income tax expense.

Impairment Losses on Investments

   Management regularly reviews its fixed maturity portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security, the length of time the security's fair value has been below cost or amortized cost, and by how much, specific credit issues related to the issuer and current economic conditions. Also, the Company estimates the cash flows over the life of purchased beneficial interests in mortgage-backed and asset-backed assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

   Significant changes in the factors the Company considers when evaluating investments for impairment losses could result in a significant change in estimated impairment losses reported in the consolidated balance sheet.

Derivative Instruments

   The Company uses interest rate swaps to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counter-party at each due date.

   The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to financial instruments, but it does not expect its counter-party to fail to meet its obligation given its high credit ratings. At December 31, 2003, the open swap agreements had a negative market value of $10.8 million, with expiration dates ranging from November 2004 through December 2007. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheet.

   The Company has designated the interest swap as a cash flow hedge of the floating rate funding agreement. Each period, gains and losses resulting from changes in the fair value of the swap contract have been structured to match the terms of the hedged item. No net gains or losses, resulting from hedge ineffectiveness, were recognized in results of operations, during the year ended December 31, 2003.

Premiums

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income. Fee revenue is recognized for annuity and other investment-type contracts, based on contractual terms, when earned.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk. For individual life products, the Company has generally retained only the first $300 thousand (face amount) on the life of any one individual, with the excess portions of life insurance risk ceded to reinsurers. The Company cedes 90 percent of all new term life premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future life policy benefits.

   The Company assumed on a coinsurance basis, 100% of the general account liabilities of KILICO. The Company also assumed a majority of KILICO's separate account business on a modified coinsurance basis (See Reinsurance Note 7).

Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. For traditional life insurance products, the deferred acquisition costs ("DAC") are amortized over the premium-paying periods of the related policies. For annuity, universal life and deposit contracts, DAC is amortized ratably over the present value of the estimated gross profits of the related policies.

Goodwill

   In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", goodwill is no longer amortized, but is subject to impairment tests at least annually on a reporting entity basis.

Future Policy Benefits

   Insurance policy and claims reserves for the insurance business acquired were initially recognized in purchase accounting at fair value. Fair value was determined based on a number of assumptions including mortality, morbidity, expenses, persistency and interest rates (ranging from 3.0% to 6.2% with a weighted average of 4.6% for life insurance products and ranging from 2.5% to 6.5% with a weighted average of 4.3% for annuity products). On an on-going basis, the carrying value of the liabilities is adjusted for actual inforce.

   For new contracts written, annuity, universal life and deposit liabilities are increased by deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to contract holders. Annuity contract liabilities in the payout phase reflect mortality and interest rate assumptions (ranging from 2.75% to 4.30% with a weighted average of 4.00%), based on contract terms and the Company's experience.

   For new policies written, traditional life insurance liabilities represent the present value of future benefits to be paid to or on behalf of policyholders adjusted for related expenses less the present value of future net premiums. These liabilities are calculated using assumptions such as mortality, morbidity, expenses, persistency and interest rates, including a provision for unfavorable deviation. The assumptions are regularly reviewed, compared to actual experience and would be revised, if a loss recognition event has been identified.

Income Taxes

   Prior to September 1, 2003, the Company filed a consolidated federal income tax return with Zurich Holding Company of America ("ZHCA") and its affiliates. A written agreement sets out the method of allocating tax among the companies. In general, allocation is based upon separate return calculations with no

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES immediate benefit for a taxable loss, which is utilized in the current year consolidated return. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

   For the period September 1, 2003 through December 31, 2003 the Company will file a separate income tax return.

Guaranty Fund Assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's consolidated balance sheet includes provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future.

Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income. The cash value of the policy is $56.1 million at December 31, 2003.

   As a result of a reinsurance agreement between the Company and KILICO, the Company carries a receivable in the amount of $79.1 million. (See Note 7-Reinsurance.)

New and Pending Accounting Pronouncements

   In 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts for Separate Accounts," ("SOP 03-1") which provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 clarifies, among other things, the definition and accounting for separate accounts, contractholder funds and requires companies to distinguish between insurance contracts and investment contracts based on the amount of mortality or morbidity risks inherent in the contract. For contracts classified as insurance contracts that contain death or other insurance benefit features, a liability in excess of the account balance must be established to reflect the benefits expected to be paid in future periods. Reinsurers of such risks should also establish an equivalent liability.

   SOP 03-1 is effective for fiscal years beginning after December 15, 2003, with earlier application encouraged. The Company will apply the provisions of the SOP as of January 1, 2004 through a cumulative change in accounting principle recorded in earnings. Based on information as of December 31, 2003, the expected impact of SOP 03-1 is not material to the Company's financial position.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

3. Investments

   The Company is carrying its fixed maturity investment portfolio at estimated fair value, as fixed maturity securities are considered available for sale. The carrying value of fixed maturity securities compared with amortized cost and estimated unrealized gains and losses, were as follows:

                                                                                Estimated Unrealized
                                                                                -------------------
                                                           Carrying  Amortized
(in thousands)                                              Value      Cost      Gains      Losses
--------------                                            ---------- ----------  --------  -------
US Treasury Securities and obligations of U.S. government
  agencies and authorities............................... $    7,194 $    7,137 $     60   $    (4)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed..............................     78,833     77,477    1,362        (6)
Debt securities issued by foreign governments............      7,202      7,153       50        --
Corporate Securities.....................................  3,718,716  3,631,292   89,147    (1,721)
Mortgage-backed and asset-backed securities..............  1,564,729  1,547,975   19,814    (3,061)
                                                          ---------- ----------  --------  -------
                                                          $5,376,674 $5,271,034 $110,433   $(4,792)
                                                          ========== ==========  ========  =======

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2003, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                                   Carrying  Amortized
(in thousands)                                                                      Value      Cost
--------------                                                                    ---------- ----------
Due in one year or less.......................................................... $   74,966 $   75,229
Due after one year through five years............................................  1,415,904  1,396,875
Due after five years through ten years...........................................  1,611,380  1,565,811
Due after ten years..............................................................    709,695    685,144
Securities not due at a single maturity date, primarily mortgage and asset-backed securities/(1)/................................................................  1,564,729  1,547,975
                                                                                  ---------- ----------
                                                                                  $5,376,674 $5,271,034
                                                                                  ========== ==========

--------
/(1)/Weighted average maturity of 3.50 years.

   For its mortgage-backed and asset-backed assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no pretax write-downs in 2003 related to their mortgage-backed and asset-backed assets.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed and asset-backed assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be written down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken, in light of subsequent developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

   All assets, including investment assets, were marked to fair value on the opening balance sheet (as of September 1, 2003). As of December 31, 2003, unrealized losses on the fixed maturity securities portfolio are immaterial. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold theses securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of these securities in an unrealized loss position were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

   At December 31, 2003, the Company held $89.4 million in fixed maturity securities in Countrywide Home Loans, equal to 12.5 percent of stockholder's equity. Excluding agencies of the U.S. government, there were no other individual investments that exceeded ten percent of stockholder's equity.

   At December 31, 2003, securities of approximately $7.1 million were on deposit with governmental agencies as required by law.

4. Concentration of Credit and Interest Rate Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in mortgage-backed and asset-backed securities.

   Approximately 17.3 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 were mortgage-backed securities. The weighted average yield on such securities was 3.64 percent as of December 31, 2003. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 4.9 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage loans (25.0%), home equity loans (25.1%), manufactured housing loans (14.8%) and auto loans (13.6%) at December 31, 2003.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

5. Income Taxes

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax asset from continuing operations were as follows:

                                                            December 31,
        (in thousands)                                          2003
        --------------                                      ------------
        Deferred federal tax assets:
           Life policy reserves............................   $ 81,274
           Deferred insurance acquisiton costs ("DAC Tax").     12,087
           Accrued expenses................................     17,643
           Other investment-related........................      3,781
                                                              --------
               Total deferred federal tax assets...........    114,785
                                                              --------
        Deferred federal tax liabilities:
           Life policy reserves............................     50,681
           Net unrealized gains on investments.............     36,974
           Other...........................................         --
                                                              --------
               Total deferred federal tax liabilities......     87,655
                                                              --------
               Net deferred federal tax assets.............   $ 27,130
                                                              ========

   Management has determined that no valuation allowance was necessary at December 31, 2003, primarily because the reversals of existing temporary differences will provide taxable income in future years.

6. Postretirement Benefits Other Than Pensions

   The Company sponsors postretirement life insurance plans and provides health care benefits for certain retirees and grandfathered employees when they retire. The postretirement life insurance benefit is noncontributory, while the health care benefits are contributory.

   The discount rate used in determining the postretirement benefit obligation was 6.25 percent for 2003. For measurement of the December 31, 2003 benefit obligation, an annual rate of increase of 10.00% was assumed for 2004 in the cost of covered health care benefits; this range was assumed to decrease to 5.00% in the years 2011 and thereafter.

   The status of the plan as of December 31, 2003 was as follows:

(in thousands)                                                             2003
--------------                                                            ------
Accumulated postretirement benefit obligation ("APBO"), beginning of year $5,045
Change in benefit obligation.............................................    217
                                                                          ------
APBO, end of year........................................................  5,262
Unrecognized (gain) loss from actuarial experience.......................    (69)
Unrecognized prior service cost..........................................     --
                                                                          ------
APBO, end of year........................................................ $5,193
                                                                          ======

   There are no plan assets as of December 31, 2003.

   A one percentage point increase in the assumed health care trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $595 thousand.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

7. Reinsurance

   The following is a summary of life insurance in force at December 31, 2003:

                           (in billions)       2003
                           -------------      ------
                           Direct and assumed $221.5
                           Ceded.............  190.3

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders. Reinsurance recoverable, in the amount of $876 million, is included in future policy benefits, in accordance with FASB's Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts."

   On September 3, 2003 ("the Closing Date"), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and Fidelity Life Association, a Mutual Legal Reserve Company ("FLA") operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

   These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 ("the Purchase Agreement"), between ZHCA, Kemper, KILICO, ZFS, BOIH and Bank One. Upon the closing on September 3, 2003 of the transactions ("the Closing") contemplated by the Purchase Agreement, including a Coinsurance Agreement, effective as of the Closing ("the Coinsurance Agreement"), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing. In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding interest maintenance reserve as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   The "Ceding Commission" was $120,000,000, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. The entire coinsurance arrangement generated an intangible asset of approximately $78 million (value of business acquired) which was ultimately eliminated in the purchase accounting revaluation of assets and liabilities.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO funded with assets equal to one hundred percent of the general

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves are $400,000,000 or less.

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, policy loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the Coinsurance Agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

   KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion.

   As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

   In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

8. Related Party Transactions

   The Company has a service agreement with Bank One Investment Advisors
(BOIA). BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

   The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA. FLA is a mutual company owned by its policyholders, and is not a member of BOIH.

   At December 31, 2003, the Company reported the following amounts due from or
(to) related parties, which were recorded in the accompanying consolidated balance sheet as a component of other assets or other liabilities, as appropriate:

                                                           December 31,
                                                               2003
                                                           ------------
        Investors Brokerage Service, Inc.................. $     4,962
        PMG Group.........................................     148,509
                                                           -----------
        Receivable from related party..................... $   153,471
                                                           ===========

                                                           December 31,
                                                               2003
                                                           ------------
        Zurich Direct Insurance Agency.................... $(1,599,793)
                                                           -----------
        Payable to related party.......................... $(1,599,793)
                                                           ===========
        Net receivable (payable) from (to) related parties $(1,446,322)
                                                           ===========

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

9. Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based on the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

10. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates, and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant affect on fair value estimates and have not been considered in any of the estimates. The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Fixed maturity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers, or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, BOIA.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these financial instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flow. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

                                                                         2003
-                                                                ---------------------
                                                                  Carrying    Fair
(in thousands)                                                     Value      Value
--------------                                                   ---------- ----------
Financial instruments recorded as assets:
   Fixed maturity securities.................................... $5,376,674 $5,376,674
   Cash and short-term investments..............................     29,040     29,040
   Policy loans.................................................    410,992    410,992
Financial instruments recorded as liabilities:
   Future life policy benefits excluding term and ordinary life.  5,370,957  5,251,487

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

11. Stockholder's Equity--Statutory Capital and Surplus

   Dividend distributions to the Company from its life insurance company subsidiaries are restricted as to the amount that may be paid without prior notice or approval by the regulatory authorities. The maximum amount of dividends which can be paid by these regulated subsidiaries, without prior approval, in 2004, is zero.

   The statutory capital and surplus, as determined in accordance with accounting practices prescribed or permitted by the State of Illinois Department of Insurance and the Office of the Commissioner of Insurance of the State of New York, for the Company and its life insurance company subsidiaries at December 31, 2003 was as follows:

                     (in thousands)                  2003
                     --------------                --------
                     Statutory capital and surplus
                     The Company.................. $352,193
                     ZLICA........................   93,112
                     ZLICONY......................   69,301

   Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements for the period presented herein.

12. Subsequent Event

   On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Federal Kemper Life Assurance Company (the Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

PricewaterhouseCoopers LLP

Chicago, Illinois
April 16, 2004

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                   STATUTORY STATEMENTS OF ADMITTED ASSETS,
                   LIABILITIES AND CAPITAL STOCK AND SURPLUS

                       As of December 31, 2003 and 2002

                                                                       2003            2002
-                                                                 --------------  --------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds......................................................... $4,696,080,196  $1,765,604,053
   Preferred stocks..............................................     80,966,307      29,107,739
   Common stocks.................................................    164,473,748       4,987,111
   Mortgage loans on real estate.................................             --      40,094,399
   Contract loans................................................    282,027,079      76,250,625
   Cash..........................................................    239,363,493      47,753,397
   Short-term investments........................................     28,937,976              --
   Other invested assets.........................................     16,525,086      10,926,721
                                                                  --------------  --------------
          Total cash and invested assets.........................  5,508,373,885   1,974,724,045
Amounts recoverable from reinsurers..............................      9,895,830       5,717,342
Other amounts receivable under reinsurance contracts.............     70,059,991          45,388
Net deferred tax asset...........................................      6,715,877       9,607,096
Premiums deferred and uncollected................................     12,197,879      14,078,469
Investment income due and accrued................................    163,444,897      29,279,280
Receivable from affiliates.......................................      1,623,524       5,374,146
Other assets.....................................................     57,494,765      54,631,318
                                                                  --------------  --------------
          Total admitted assets.................................. $5,829,806,648  $2,093,457,084
                                                                  ==============  ==============
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves..................................... $4,397,159,199  $1,066,249,323
   Deposit-type funds:
       Funding agreements........................................    582,296,778     605,276,824
       Supplemental contracts without life contingencies.........    151,610,679      34,535,270
       Beneficiary account.......................................    166,352,542     121,015,456
       Dividend accumulations....................................      1,135,336       1,095,481
       Premium deposit funds.....................................        423,947         427,793
   Claims and benefits payable to policyholders..................     40,082,744      18,799,072
   Other policyholder funds......................................      2,166,376       1,983,222
                                                                  --------------  --------------
          Total policy liabilities...............................  5,341,227,601   1,849,382,441
Interest maintenance reserve.....................................     96,749,776      27,203,458
General expenses due or accrued..................................     12,200,401       6,903,054
Transfers to separate accounts due or accrued....................    (34,569,018)             --
Taxes, licenses and fees due or accrued..........................      5,118,528       3,650,075
Federal income taxes due or accrued..............................     12,002,395      20,980,611
Remittances and items not allocated..............................     25,049,288       4,363,392
Reinsurance in unauthorized companies............................      3,967,704       1,425,468
Asset valuation reserve..........................................      7,018,146       1,419,652
Payable to affiliates............................................      3,757,434       6,340,093
Payable for securities purchased.................................             --      28,449,553
Other liabilities................................................      5,091,869       4,510,984
                                                                  --------------  --------------
          Total liabilities......................................  5,477,614,124   1,954,628,781
                                                                  --------------  --------------
Capital stock and surplus:
   Common stock..................................................      2,727,020       2,727,020
   Paid-in surplus...............................................    435,570,924      91,340,794
   Unassigned surplus............................................    (86,105,420)     44,760,489
                                                                  --------------  --------------
          Total capital stock and surplus........................    352,192,524     138,828,303
                                                                  --------------  --------------
          Total liabilities and capital stock and surplus........ $5,829,806,648  $2,093,457,084
                                                                  ==============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF OPERATIONS

                For the Years Ended December 31, 2003 and 2002

                                                                               2003           2002
                                                                          --------------  ------------
Income:
Premium and annuity considerations....................................... $3,523,595,206  $146,705,819
Considerations for supplemental contracts with life contingencies........     58,653,895     1,038,890
Net investment income....................................................    154,798,112   120,623,923
Amortization of interest maintenance reserve.............................     13,531,719     4,751,763
Reinsurance ceding commissions and allowances............................     66,628,758    68,058,903
Change in business-owned life insurance--cash value......................     53,668,461    (5,874,155)
                                                                          --------------  ------------
   Total income..........................................................  3,870,876,151   335,305,143
                                                                          --------------  ------------
Benefits and expenses:
Death benefits...........................................................     74,270,277    61,852,350
Matured endowments.......................................................        105,162       355,262
Annuity benefits.........................................................    123,421,239    54,969,453
Surrender benefits.......................................................     35,029,923    27,269,935
Disability and accident and health benefits..............................      1,256,923     1,259,400
Interest on policy and contract funds....................................      4,063,341     3,613,509
Interest and adjustments on policy or deposit-type contracts.............     33,601,003    33,348,683
Interest rate swap--funding agreement hedge..............................      7,547,568     6,349,134
Payments on supplementary contracts with life contingencies..............      6,914,393     4,568,305
Increase (decrease) in aggregate reserves for life policies and contracts  3,330,909,876   (51,192,433)
Commissions..............................................................    111,998,242    59,233,850
General expenses.........................................................     56,627,431    47,257,140
Insurance taxes, licenses and fees.......................................      9,306,870     8,574,192
Increase (decrease) in loading on deferred and uncollected premiums......         11,882      (872,381)
Dividends to policyholders...............................................         54,575        55,455
Assumed fixed/variable exchanges.........................................      9,209,860            --
IMR assumed from reinsurer, included in asset transfer...................     40,277,593            --
IMR assumed from reinsurer, realized gains on asset transfer after tax...     43,393,604            --
Other expense............................................................     26,669,189        16,788
                                                                          --------------  ------------
   Total benefits and expenses...........................................  3,914,668,951   256,658,642
                                                                          --------------  ------------
Net gain (loss) from operations before federal income taxes and realized
  capital losses.........................................................    (43,792,800)   78,646,501
Federal income tax expense...............................................     44,436,088    28,698,183
                                                                          --------------  ------------
Net gain (loss) from operations before realized capital losses...........    (88,228,888)   49,948,318
                                                                          --------------  ------------
Net realized capital losses..............................................     (3,238,261)  (22,713,823)
Related federal income tax benefit.......................................             --     1,047,567
Realized (gains) losses transferred to the interest maintenance reserve..        593,160   (19,633,705)
                                                                          --------------  ------------
   Total realized capital losses.........................................     (2,645,101)  (41,299,961)
                                                                          --------------  ------------
Net income (loss)........................................................ $  (90,873,989) $  8,648,357
                                                                          ==============  ============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

               STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS

                For the Years Ended December 31, 2003 and 2002

                                                                      2003          2002
                                                                  ------------  ------------
Capital stock at beginning and end of year....................... $  2,727,020  $  2,727,020
                                                                  ------------  ------------
Paid in surplus at beginning of year.............................   91,340,794    91,340,794
   Capital contribution..........................................  344,230,130            --
                                                                  ------------  ------------
Paid in surplus at end of year...................................  435,570,924    91,340,794
                                                                  ------------  ------------
Unassigned surplus:
   Balance at beginning of year..................................   44,760,489    65,351,949
   Net income (loss).............................................  (90,873,989)    8,648,357
   Change in net unrealized capital gains and losses, net of tax.    4,044,661     2,745,827
   Change in nonadmitted assets..................................   14,128,543    (3,418,956)
   Change in liability for reinsurance in unauthorized companies.   (2,542,236)   (1,425,468)
   Change in net deferred tax asset..............................     (600,208)    3,026,991
   Change in asset valuation reserve.............................   (5,598,494)    9,831,789
   Dividends to stockholder......................................  (49,424,186)  (40,000,000)
                                                                  ------------  ------------
   Balance at end of year........................................  (86,105,420)   44,760,489
                                                                  ------------  ------------
       Total capital stock and surplus........................... $352,192,524  $138,828,303
                                                                  ------------  ------------



   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF CASH FLOWS

                For the Years Ended December 31, 2003 and 2002

                                                                          2003            2002
                                                                    ---------------  --------------
Cash from operations:
   Premiums collected, net of reinsurance.......................... $ 3,584,302,367  $  147,766,060
   Investment income received......................................      37,956,608     121,423,500
   Other income received...........................................      11,194,864      68,013,515
   Benefits and loss related payments..............................    (224,744,204)   (153,342,900)
   Commissions, expenses paid and aggregate write-ins for
     deductions....................................................    (213,430,480)   (124,540,476)
   Dividends paid to policyholders.................................         (55,830)        (56,396)
   Federal income taxes paid.......................................     (35,163,485)     (8,502,294)
                                                                    ---------------  --------------
          Net cash from operations.................................   3,160,059,840      50,761,009
                                                                    ---------------  --------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds.......................................................     737,021,964   1,236,169,621
       Stocks......................................................      14,369,595      11,587,007
       Mortgage loans..............................................      42,373,570         775,594
       Other invested assets.......................................         360,144      30,341,230
                                                                    ---------------  --------------
          Total investment proceeds................................     794,125,273   1,278,873,452
                                                                    ---------------  --------------
Cost of investments acquired:
       Bonds.......................................................   3,689,215,637   1,291,097,537
       Stocks......................................................     221,555,766       4,244,350
       Other invested assets.......................................      34,985,498       4,091,580
                                                                    ---------------  --------------
          Total investments acquired...............................   3,945,756,901   1,299,433,467
                                                                    ---------------  --------------
   Net increase (decrease) in contract loans.......................     205,806,641      (7,125,697)
                                                                    ---------------  --------------
          Net cash from investments................................  (3,357,438,269)    (13,434,318)
                                                                    ---------------  --------------
Cash from financing and miscellaneous sources:
   Capital and paid in surplus.....................................     325,979,311              --
   Net deposits (withdrawals) on deposit-type funds and other
     liabilities...................................................     102,655,429     (16,041,404)
   Other cash provided.............................................      38,715,947      11,966,481
   Dividends to stockholder........................................     (49,424,186)    (40,000,000)
                                                                    ---------------  --------------
          Net cash from financing and miscellaneous sources........     417,926,501     (44,074,923)
                                                                    ---------------  --------------
Net change in cash and short-term investments......................     220,548,072      (6,748,232)
Cash and short-term investments:
   Beginning of year...............................................      47,753,397      54,501,629
                                                                    ---------------  --------------
   End of year..................................................... $   268,301,469  $   47,753,397
                                                                    ===============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Nature of Business Operations

   Federal Kemper Life Assurance Company (the Company) issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. Through September 3, 2003, the Company was a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

   On May 30, 2003, ZFS and Bank One Corporation, (Bank One) announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 3, 2003. As a result, Kemper sold the capital stock of the Company, Zurich Life Insurance Company of America (ZLICA), and Zurich Direct Inc. (ZD) to Banc One Insurance Holdings, Inc.
(BOIH), a subsidiary of Bank One. The Company continues to maintain its formal management and services agreement with Fidelity Life Association, a Mutual Legal Reserve Company (FLA).

   In conjunction with this acquisition, the Company assumed significant portions of Kemper Investors Life Insurance Company's (KILICO) business through a one hundred percent coinsurance arrangement. See Note 2 for more information.

2. Summary of Significant Accounting Policies

Basis of Presentation

   The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual Version March 2003" and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America (GAAP).

   The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisitions of the Company on January 4, 1996 and September 3, 2003 were accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis.

   Statutory capital and surplus was $361.7 million and $237.1 million less than GAAP stockholder's equity at December 2003 and 2002, respectively. The statutory net loss was $117.5 million less than GAAP net income for the year ended December 31, 2003. Statutory net income was $192.6 million more than GAAP net loss for the year ended December 31, 2002.

Permitted Accounting Practice

   In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

   This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2003, it did favorably impact the 2003 and 2002 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2003 and 2002 net gain from operations and net income would have both been reduced by $1.0 million, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in and unassigned surplus would have been $451.9 million and $89.1 million respectively, at December 31, 2003 and $107.7 million and $40.8 million at December 31, 2002.

Use of Estimates in the Preparation of the Financial Statements

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Accounting Policies

A. Investments

   Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

   Common stocks of non-affiliates are stated at market value. Common stocks of unconsolidated subsidiaries and affiliates are valued using the equity method as described in the Purposes and Procedures Manual of the Securities Valuation Office (SVO) of the NAIC. In conjunction with the coinsurance arrangement mentioned above and discussed more fully later in this note, KILICO transferred 100% of the stock of Investors Brokerage Services, Inc. (IBS), Investors Brokerage Services Insurance Agency, Inc. (IBSIA), PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively, PMG), and Zurich Life Insurance Company of New York (ZLICONY) to the Company.

   Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of unamortized discount, direct write-downs and net of any valuation allowances. As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were paid as a dividend to Kemper in August 2003. As a result, the Company did not own any mortgage loans on real estate at December 31, 2003. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the original loan over the maximum loan that would be permitted by law on the land without the buildings. The Company did not convert any mortgage loans to loans which required principal or interest to be paid based upon available cash flow during 2003.

   Other invested assets consist of a 30% joint venture equity interest in KL-75 LLC, a limited partnership, which is carried at cost, net of write-downs and surplus notes.

   Contract loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

   Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no write-downs in 2003 related to their securitized financial assets, compared to write-downs of $11.8 million in 2002.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). For the years ended December 31, 2003 and 2002, the Company recorded write-downs on other than securitized financial assets of $2.6 million and $5.9 million, respectively.

B. Loan-Backed Securities

   The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

   Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

   For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources are supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

C. Investment Income and Realized Gains and Losses

   Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The total amount excluded from surplus in 2003 was $787,569. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2002.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate related reserves, are credited or charged to surplus.

D. Income and Expenses

   Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

E. Asset Valuation Reserve and Interest Maintenance Reserve

   The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

   The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus. For GAAP purposes, there is no such reserve.

F. Policy Liabilities and Other Policyholders' Funds

   Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0 percent to 6.0 percent. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 3.0 percent to 6.0 percent. Guarantee periods range from one to two years with minimum interest rate guarantees ranging from 3.0 percent to 4.5 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5 percent to 11.3 percent.

   Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (GICs).
The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

   The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

G. Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligation to policyholders.

   On September 3, 2003 (the Closing Date), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and FLA operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

   These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 (the Purchase Agreement), between Zurich Holding Company of America (ZHCA), Kemper, KILICO, ZFS, BOIH and Bank One. Under the Purchase Agreement, Kemper, an indirect subsidiary of ZFS, agreed to sell the capital stock of the Company, ZLICA and Zurich Direct Inc. to BOIH. BOIH also agreed to acquire control of KILICO's Subsidiaries. KILICO's "Subsidiaries" include IBS, IBSIA, ZLICONY, and PMG.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Upon the closing of the transactions contemplated by the Purchase Agreement on September 3, 2003 (the Closing), including the Coinsurance Agreement, effective as of the Closing (the Coinsurance Agreement), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred to the Company.

   In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.),
(ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding the interest maintenance reserve created as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO, funded with assets equal to one hundred percent of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves assumed from KILICO are $400 million or less.

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, contract loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the coinsurance agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

   The "Ceding Commission" was $120 million, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. Both the Company and KILICO finalized their settlement in February 2004. The resulting closing adjustment resulted in a decrease of $9.3 million in other amounts receivable under reinsurance contracts in the balance sheet as of February 2004.

   KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The following is a summary of line items on the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus affected by the accounting for the initial coinsurance transaction.

(in millions)                                                                         Debit/(Credit)
-------------                                                                         --------------
Invested assets......................................................................   $ 3,270.9
Accrued investment income............................................................       135.3
Receivable from KILICO...............................................................        78.6
                                                                                        ---------
   Total assets......................................................................     3,484.8
                                                                                        ---------
Aggregate reserves...................................................................    (3,327.2)
Deposit-type funds (supplemental contracts without life contingencies and beneficiary
  account)...........................................................................      (158.7)
Separate account reserves--CRVM/CARVM expense allowance..............................        28.3
Life contract claims.................................................................       (24.2)
Remittances and items unallocated....................................................        (9.3)
IMR..................................................................................       (83.6)
Federal taxes--initial commission....................................................        18.1
                                                                                        ---------
   Total liabilities.................................................................    (3,556.6)
                                                                                        ---------
Surplus--initial commission, net of tax..............................................        33.7
Surplus--IMR related to Transferred Coinsurance Assets...............................        43.4
Surplus--additional proceeds--IMR....................................................        (5.3)
                                                                                        ---------
   Total surplus decrease............................................................   $    71.8
                                                                                        ---------

   The following is a summary of line items on the Statement of Operations affected by the accounting for the initial coinsurance transaction.

(in millions)                                                              Debit/(Credit)
-------------                                                              --------------
Premiums and supplementary contract considerations with life contingencies   $(3,344.5)
Commissions and expense allowances initial commission.....................        51.8
IMR assumed from reinsurer, included in asset transfer....................        40.3
IMR assumed from reinsurer, realized gain on asset transfer after tax.....        43.4
Assumed change in expense allowances--separate account reserves...........       (28.3)
Increase in aggregate reserves for life and annuity contracts.............     3,327.2
Tax provision, equal to tax on initial commission.........................       (18.1)
                                                                             ---------
   Net loss--initial reinsurance transaction..............................   $    71.8
                                                                             =========

   As part of the coinsurance agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

   In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

H. Federal Income Taxes

   The Company will file a consolidated federal income tax return with ZHCA, for the period January 1, 2003 through August 31, 2003. For the period September 1, 2003 through December 31, 2003, the Company will file a separate federal income tax return.

   The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns, therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

I. Nonadmitted Assets

   Certain assets designated as "non-admitted assets" have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

J. Cash Flow Information

   The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments.

K. Premiums Deferred and Uncollected

   Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

L. Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

M. Policyholder Dividends

   Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

N. Reclassifications

   Necessary reclassifications are made in prior period financial statements whenever appropriate to conform to the current presentation.

3. Invested Assets and Other Related Income

Bonds

   The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2003 and 2002, were as follows (in thousands):

                                                       2003
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $   36,925  $  3,208   $    --   $   40,133
All other governments..............      7,089        99        --        7,188
States, territories and possessions     73,876     1,335       (85)      75,126
Special revenue....................    557,125     4,233    (1,619)     559,739
Public utilities...................    256,176    11,447      (102)     267,521
Industrial and miscellaneous.......  3,764,889   117,961    (3,398)   3,879,452
                                    ----------  --------   -------   ----------
   Total bonds..................... $4,696,080  $138,283   $(5,204)  $4,829,159
                                    ==========  ========   =======   ==========

                                                       2002
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $  151,519  $ 8,277    $    (77) $  159,719
All other governments..............      2,492      171          --       2,663
States, territories and possessions     11,429      825          --      12,254
Special revenue....................     94,543    3,448          --      97,991
Public utilities...................    117,017    4,859        (634)    121,242
Industrial and miscellaneous.......  1,388,604   69,268     (15,969)  1,441,903
                                    ----------  -------    --------  ----------
   Total bonds..................... $1,765,604  $86,848    $(16,680) $1,835,772
                                    ==========  =======    ========  ==========

   The amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                                                  Amortized  Estimated
                                                                                    Cost     Fair Value
                                                                                  ---------- ----------
Due in one year or less.......................................................... $   56,954 $   57,865
Due after one year through five years............................................  1,288,005  1,326,474
Due after five years through ten years...........................................  1,689,738  1,744,511
Due after ten years..............................................................    287,695    301,687
Securities not due at a single maturity date--primarily mortgage and asset-backed securities/(1)/................................................................  1,373,688  1,398,622
                                                                                  ---------- ----------
                                                                                  $4,696,080 $4,829,159
                                                                                  ========== ==========

--------
/(1)/Weighted average maturity of approximately 3.6 years.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Approximately 17.1 percent of the investment-grade fixed maturity securities at December 31, 2003 were residential mortgage-backed securities, up from 12.3 percent at December 31, 2002. Approximately 7.9 percent of the investment-grade fixed maturity securities at December 31, 2003 were commercial mortgage-backed securities, compared with 6.0 percent at December 31, 2002. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 4.9 percent and 8.1 percent of the investment-grade fixed maturity securities at December 31, 2003 and 2002, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by home equity loans (25.1%), credit card loans (24.8%), manufactured housing loans (14.6%), and auto loans (13.8%).

   Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2003 and 2002, were as follows (in millions):

                                            2003    2002
                                           ------ --------
                     Gross proceeds....... $488.9 $1,100.5
                     Gross realized gains. $ 15.7 $   40.6
                     Gross realized losses $ 16.8 $   36.5

   Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2003.

Equity Securities

   The fair value of preferred stock was $85.7 million and $32.4 million at December 31, 2003 and 2002, respectively. The cost of common stock was $160.4 million and $4.2 million at December 31, 2003 and 2002, respectively.

Real Estate-Related Investments

   The following table summarizes the Company's real estate-related investments at December 31, 2003 and 2002 (in thousands):

                                                                   2003   2002
                                                                   ---- -------
Mortgage loans.................................................... $--  $40,094
Real estate-related investments included in other invested assets:
   Real estate loans and notes receivable.........................  --    8,494
   Real estate joint ventures and partnerships....................  --      736
   Real estate valuation reserve..................................  --   (8,284)
                                                                   ---  -------
       Totals/(1)/................................................ $--  $41,040
                                                                   ===  =======

--------
/(1)/Excludes $1.4 million of real estate-related accrued interest at December
     31, 2002.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Net Investment Income

   The sources of net investment income for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                    2003      2002
                                                  --------  --------
          Interest on fixed maturity securities.. $144,254  $115,654
          Dividends on equity securities.........    3,382     2,659
          Income from short-term investments.....      405       624
          Income from mortgage loans.............    2,296     3,362
          Income from policy loans...............   10,171     4,471
          Income from other loans and investments    2,122       708
                                                  --------  --------
             Total investment income.............  162,630   127,478
          Investment expense.....................   (7,832)   (6,854)
                                                  --------  --------
             Net investment income............... $154,798  $120,624
                                                  ========  ========

Net Realized Capital Gains and Losses

   Net realized capital losses for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                                    2003     2002
                                                                  -------  --------
Fixed maturity securities........................................ $(3,439) $(12,813)
Equity securities................................................     790       (67)
Other............................................................    (589)   (9,834)
                                                                  -------  --------
   Net realized capital losses before federal income tax benefit.  (3,238)  (22,714)
Federal income tax benefit.......................................      --    (1,048)
                                                                  -------  --------
   Net realized capital losses after taxes.......................  (3,238)  (21,666)
Net losses (gains) transferred to the IMR........................     593   (19,634)
                                                                  -------  --------
   Total realized capital losses................................. $(2,645) $(41,300)
                                                                  =======  ========

   The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers an aircraft. The aircraft is leased by United Airlines (UAL) and was written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $10.5 million.

   The following shows the Company's investments' fair value and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003.

                             Less than 12 months    12 months or longer           Total
                           ----------------------  --------------------  ----------------------
                                       Unrealized             Unrealized             Unrealized
Description of Securities  Fair Value    Losses    Fair Value   Losses   Fair Value    Losses
-------------------------  ----------- ----------  ---------- ---------- ----------- ----------
US Treasury Obligations...          --         --        --         --            --         --
Federal Agency mortgage
  backed securities....... 249,449,137 (1,618,621)       --         --   249,449,137 (1,618,621)
Corporate bonds........... 336,509,989 (3,578,834)  300,459     (6,440)  336,810,448 (3,585,274)
Subtotal debt securities.. 585,959,126 (5,197,455)  300,459     (6,440)  586,259,585 (5,203,895)
Common Stock..............                                                        --         --
Total temporarily impaired
  securities.............. 585,959,126 (5,197,455)  300,459     (6,440)  586,259,585 (5,203,895)

   At December 31, 2003, 96 different fixed maturity securities represented 100% of the Company's $5.2 million total unrealized loss. Unrealized losses in the fixed maturity investment portfolio, including US government agencies, mortgage and asset back securities and corporate bonds, were primarily due to higher

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
interest rates during 2003. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 19.4% of the total unrealized loss amount as of December 31, 2003. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities above were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties includes changes in general economic conditions, the issuer's financials condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

4. Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

   At December 31, 2002, loans to a master limited partnership (MLP) between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $22.0 million of the Company's real estate portfolio. Kemper's interest in the MLP was 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released.

   At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (Nesbitt), a third party real estate developer, have ownership interests constituted approximately $12.5 million of the Company's real estate portfolio. The Nesbitt ventures consisted of nine hotel properties and one retail property.

   At December 31, 2002, a loan to a joint venture amounted to $5.6 million. This mortgage loan was on an office property located in Illinois and owned by a former affiliate, Zurich North America.

   The remaining real estate-related investment amounted to $0.2 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties were not producing income and the loans were on non-accrual status at December 31, 2002.

5. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

Bonds and Equity Securities

   Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager and affiliate, Bank One Investment Advisors (BOIA).

Cash and Short-Term Investments

   The carrying amounts for these instruments approximate fair values.

Interest Rate Swaps

   Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

Mortgage Loans and Other Real Estate-Related Investments

   Fair values were estimated based upon the investments' observable market prices, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $8.3 million at 2002. The real estate portfolio was monitored closely and reserves were adjusted to reflect market conditions. This resulted in a carrying value that approximated fair value at December 31, 2002. The Company does not own mortgage loans or real estate at December 31, 2003.

Contract Loans and Other Invested Assets

   The carrying value of contract loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

Life Policy Benefits

   For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The carrying value and estimated fair value of the Company's financial instruments at December 31, 2003 and 2002, were as follows (in thousands):

                                                                 2003                  2002
                                                         --------------------- ---------------------
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Value    Fair Value   Value    Fair Value
                                                         ---------- ---------- ---------- ----------
Financial instruments recorded as assets:
   Bonds................................................ $4,696,080 $4,829,159 $1,765,604 $1,835,772
   Equity securities (excluding real estate-related
     investments).......................................    245,440    250,221     34,095     37,362
   Cash and short-term investments......................    268,301    268,301     47,753     47,753
   Mortgage loans and other real estate-related
     investments........................................         --         --     41,040     41,040
   Contract loans.......................................    282,027    282,027     76,251     76,251
   Other invested assets (excluding real estate-related
     investments).......................................     16,525     17,505      9,981     10,147
   Financial instruments recorded as liabilities--
     aggregate reserves for policies and contracts and
     supplementary contracts excluding term life
     reserves...........................................  5,046,337  5,000,546  1,694,625  1,808,098

6. Income Taxes

   The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                      December 31,  December 31,
                                                          2003          2002
                                                      ------------  ------------
Total of all deferred tax assets (DTAs).............. $ 65,758,968  $ 76,324,889
Total of all deferred tax liabilities (DTLs).........   (5,488,406)  (15,454,119)
                                                      ------------  ------------
   Net deferred tax asset............................   60,270,562    60,870,770
Deferred tax assets nonadmitted......................  (53,554,685)  (51,263,674)
                                                      ------------  ------------
   Net admitted deferred tax asset................... $  6,715,877  $  9,607,096
                                                      ============  ============
Increase (decrease) in nonadmitted deferred tax asset $ (2,291,011) $ (3,126,358)
                                                      ============  ============

   All deferred tax liabilities are recognized.

   The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant items causing this difference are: change in cash surrender value of life insurance, capitalization of acquisition costs related to reinsurance assumed from KILICO, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

   The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                    2003         2002
                                                 ----------- -----------
       Current income tax expense--operations... $44,436,088 $28,698,183
       Current income tax benefit--capital gains          --  (1,047,567)
                                                 ----------- -----------
       Current income tax incurred.............. $44,436,088 $27,650,616
                                                 =========== ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The changes in the main components of DTAs and DTLs are as follows:

                                         December 31,  December 31,
                                             2003          2002         Change
                                         ------------  ------------  ------------
DTAs:
   Life insurance reserves.............. $ 18,725,048  $ 10,949,050  $  7,775,998
   Deferred acquisition costs...........   20,717,164    45,321,834   (24,604,670)
   Nonadmitted assets...................           --     5,338,822    (5,338,822)
   Accrued expenses.....................    4,437,499     2,915,578     1,521,921
   Real estate reserves.................           --     2,899,290    (2,899,290)
   Bond write-downs.....................           --     6,951,229    (6,951,229)
   Resisted claims......................      680,115            --       680,115
   Basis difference in bonds and stocks.   20,247,270            --    20,247,270
   Other................................      951,872     1,949,086      (997,214)
                                         ------------  ------------  ------------
       Total DTAs.......................   65,758,968    76,324,889   (10,565,921)
Nonadmitted DTAs........................  (53,554,685)  (51,263,674)   (2,291,011)
                                         ------------  ------------  ------------
       Admitted DTAs.................... $ 12,204,283  $ 25,061,215  $(12,856,932)
                                         ============  ============  ============

                                            December 31, December 31,
                                                2003         2002         Change
                                            ------------ ------------  -----------
DTLs:
   Market discount on bonds................ $        --  $ (1,165,691) $ 1,165,691
   Depreciation/amortization...............          --    (6,915,884)   6,915,884
   Deferred and uncollected premiums.......  (2,811,749)   (3,465,798)     654,049
   Loading/cost of collection..............  (1,457,508)   (1,461,667)       4,159
   Net unrealized capital gains............          --       (17,378)      17,378
   Accrued interest on funding agreement...  (1,167,532)   (1,321,654)     154,122
   Other...................................     (51,617)   (1,106,047)   1,054,430
                                            -----------  ------------  -----------
       Total DTLs.......................... $(5,488,406) $(15,454,119) $ 9,965,713
                                            ===========  ============  ===========
       Net admitted deferred tax asset..... $ 6,715,877  $  9,607,096  $(2,891,219)
                                            ===========  ============  ===========

   The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                        December 31, December 31,
                                            2003         2002         Change
                                        ------------ ------------  ------------
Total DTAs............................. $65,758,968  $ 76,324,889  $(10,565,921)
Total DTLs............................. $(5,488,406)  (15,454,119)    9,965,713
                                        -----------  ------------  ------------
   Net deferred tax asset.............. $60,270,562  $ 60,870,770      (600,208)
                                        ===========  ============
Tax effect of unrealized gains (losses)                                 (17,378)
                                                                   ------------
Change in net deferred income tax......                            $   (617,586)
                                                                   ============

   In 2003 and 2002, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

   As of December 31, 2003 and 2002, the Company did not have any operating loss carryforwards.

   The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

                                2003 $21,002,395
                                2002 $        --
                                2001 $        --

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The Company's federal income tax for the period January 1, 2003 through August 31, 2003 is consolidated with certain former affiliates, with ZHCA as the parent.

   For the period after August 31, 2003, the Company will file a separate income tax return.

   For the period in which the Company was a part of the consolidated federal income tax return with ZHCA, a written agreement set out the method of allocating tax between the companies. In general, allocation was based upon separate return calculations with no immediate benefit for a taxable loss that was utilized in the current year consolidated return. Inter-company tax balances were settled within thirty days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

7. Information Concerning Parent, Subsidiaries and Affiliates

   From September 2003, all of the outstanding shares of the Company were owned by BOIH. BOIH also owned 100 percent of the issued and outstanding common stock of ZLICA.

   In the third quarter of 2003, KILICO exchanged certain invested assets with the Company. These invested assets were to be excluded from the companies acquired by BOIH as outlined in the Purchase Agreement and substituted with different invested assets. The net difference between the excluded assets and the substituted assets received by the Company was treated as a capital contribution from Kemper in the amount of $9.4 million.

   In the fourth quarter of 2003, BOIH contributed cash of $225.2 million to the Company.

   In the fourth quarter, BOIH contributed 100% of its investment in ZLICA at a cost of $91.4 million in the form of a capital contribution to the Company.

   During 2003 and 2002, the Company paid cash dividends to Kemper according to the following schedule:

          Month                      2003     Type
          -----                   ----------- ----
          March.................. $10,000,000 Cash dividend
          September..............  30,089,041 Liquidating distribution
                                  -----------
          Total paid to Kemper...  40,089,041
          September--paid to BOIH   9,335,145 Non cash dividend
                                  -----------
             Total............... $49,424,186
                                  ===========

          Month                      2002     Type
          -----                   ----------- ----
          June................... $10,000,000 Cash dividend
          September..............  30,000,000 Cash dividend
                                  -----------
             Total............... $40,000,000
                                  ===========

   The Company transferred its investment in a leveraged lease to Kemper in the form of a dividend.

   Through August 2003, KILICO, ZLICA, and ZLICONY, utilized the management, employees, and home office space of the Company. Expenses were allocated to KILICO, ZLICA and ZLICONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, ZLICA, and ZLICONY during 2003 and 2002 amounted to $24.5 million and $39.2 million, respectively.

   Subsequent to August 2003, ZLICA and ZLICONY continue to utilize the management, employees and home office space of the Company. Expenses continue to be allocated to ZLICA and ZLICONY based on their actual utilization of the Company's employees and facilities. KILICO also continues to utilize the management, employees and home office space and is charged expenses based on a transition services agreement.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   In August 2003, the Company sold its investment in an affiliated mortgage loan of $5.6 million to KILICO. In September 2003, the Company dividended its investments in IBS, IBSIA and PMG to BOIH.

   The Company has a service agreement with BOIA. BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

   At December 31, 2003 and 2002, the Company reported the following amounts due from or (to) related parties:

                                                 2003        2002
                                              ---------- -----------
          *KILICO............................ $       -- $ 3,132,655
          IBS................................      4,962       3,255
          ZD.................................         --   5,143,339
          PMG Group..........................    148,509       8,598
          ZLICONY............................    150,633     156,087
          Zurich Direct of Texas.............         --     973,247
          Zurich Direct Insurance Agency.....     23,407     106,012
          ZLICA..............................  1,296,013   1,068,785
          *Kemper............................         --      17,860
          *Zurich International Solutions....         --      27,687
          *ZFS...............................         --         223
          *Kemper Real Estate, Inc...........         --      38,179
          Other..............................         --     920,817
          Nonadmitted affiliated balances....         --  (6,222,598)
                                              ---------- -----------
             Receivable from related parties. $1,623,524 $ 5,374,146
                                              ========== ===========

                                                 2003         2002
                                             -----------  -----------
          *Zurich American Insurance Company $        --  $   (20,979)
          FLA...............................  (2,926,100)  (6,295,047)
          ZD................................    (831,334)          --
          Other.............................          --      (24,067)
                                             -----------  -----------
             Payable to related parties..... $(3,757,434) $(6,340,093)
                                             ===========  ===========
          Net payable from related parties.. $(2,133,910) $  (965,947)
                                             ===========  ===========

--------
* As of September 2003, no longer an affiliate of the Company. See Note 1 for more information.

   Related party receivables and payables are settled each month.

   The Company is charged costs from Farmers Insurance Group for mainframe data processing services.

   The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA.

8. Life Reserves

A. Reserves for Life Contracts and Deposit-Type Contracts

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2003, the Company had $19.6 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $86.9 million.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

   Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                       December 31, 2003         December 31, 2002
                                                   ------------------------  ------------------------
                                                       Amount     % of Total     Amount     % of Total
                                                   -------------- ---------- -------------- ----------
Subject to discretionary withdrawal:
   With fair value adjustment..................... $  457,229,982    10.93%  $           --     0.00%
   At book value less current surrender change of
     5% or more...................................    541,509,624    12.94      220,427,019    16.87%
At book value without adjustment (minimal or no
  charge or adjustment)...........................  2,226,753,806    53.21      279,732,357    21.41
Not subject to discretionary withdrawal...........    959,339,161    22.92      806,087,684    61.72
                                                   --------------   ------   --------------   ------
       Total (gross)..............................  4,184,832,573   100.00%   1,306,247,060   100.00%
                                                                    ======                    ======
Reinsurance ceded.................................     98,294,387                98,265,970
                                                   --------------            --------------
       Total (net)................................ $4,086,538,186            $1,207,981,090
                                                   ==============            ==============

   Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

   Life and Accident and Health Annual Statement:

                                                                December 31,
                                                                    2003
                                                               --------------
   Annuities, total (net)..................................... $3,096,604,724
   Supplemental contracts with life contingencies, total (net)     88,114,183
   Deposit-type contracts, total (net)........................    901,819,279
                                                               --------------
   Total...................................................... $4,086,538,186
                                                               ==============

9. Premium and Annuity Considerations Deferred and Uncollected

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2003 and 2002 were as follows:

                                     2003                   2002
                            ---------------------- ----------------------
                                         Net of                 Net of
                              Gross      Loading     Gross      Loading
                            ---------- ----------- ---------- -----------
      Ordinary new business $  160,328 $   102,556 $  230,196 $   160,157
      Ordinary renewal.....  7,866,734  12,090,070  9,671,852  13,918,109
      Group life...........      6,508       5,253        229         203
                            ---------- ----------- ---------- -----------
         Total............. $8,033,570 $12,197,879 $9,902,277 $14,078,469
                            ========== =========== ========== ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

10. Reinsurance

   At December 31, 2003 and 2002, the deductions for reinsurance assumed from affiliated and unaffiliated insurance companies were as follows (in millions):

                                                               2003   2002
                                                             -------- ----
      Reserves assumed from affiliated insurance companies.. $     -- $--
      Reserves assumed from unaffiliated insurance companies  3,510.5  --
                                                             -------- ---
         Total reserves assumed............................. $3,510.5 $--
                                                             ======== ===
      Premiums assumed from affiliated insurance companies.. $     -- $--
      Premiums assumed from unaffiliated insurance companies  3,383.1  --
                                                             -------- ---
         Total premiums assumed............................. $3,383.1 $--
                                                             ======== ===
      Benefits assumed from affiliated insurance companies.. $     -- $--
      Benefits assumed from unaffiliated insurance companies    100.0  --
                                                             -------- ---
         Total benefits assumed............................. $  100.0 $--
                                                             ======== ===

   At December 31, 2003 and 2002, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                            2003   2002
                                                           ------ ------
        Reserves ceded to affiliated insurance companies.. $ 15.1 $ 98.3
        Reserves ceded to unaffiliated insurance companies  616.3  380.1
                                                           ------ ------
           Total reserves ceded........................... $631.4 $478.4
                                                           ====== ======
        Premiums ceded to affiliated insurance companies.. $ 13.9 $   --
        Premiums ceded to unaffiliated insurance companies  218.0  222.8
                                                           ------ ------
           Total premiums ceded........................... $231.9 $222.8
                                                           ====== ======
        Benefits ceded to affiliated insurance companies.. $ 12.9 $   .1
        Benefits ceded to unaffiliated insurance companies  138.5  145.4
                                                           ------ ------
           Total benefits ceded........................... $151.4 $145.5
                                                           ====== ======

   Such amounts related to life insurance in force at December 31, 2003 and 2002 were as follows (in billions):

                                                     2003   2002
                                                    ------ ------
               Direct and assumed.................. $142.3 $133.9
                                                    ====== ======
               Ceded to:
                  Affiliated insurance companies...    1.5     --
                  Unaffiliated insurance companies.  119.8  115.4
                                                    ------ ------
                      Total ceded.................. $121.3 $115.4
                                                    ====== ======

11. Capital Stock and Surplus

   The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding, all owned by BOIH.

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2004 is zero.

   Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2003 and 2002 is as follows:

                                                    2003          2002
                                                ------------  ------------
    Net unrealized gains and losses, net of tax $  7,687,998  $  3,643,337
    Nonadmitted asset values...................  (58,611,505)  (72,740,048)
    Asset valuation reserve....................   (7,018,146)   (1,419,652)
    Reinsurance in unauthorized companies......   (3,967,704)   (1,425,468)

12. Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Postretirement Benefit Plans

   As part of the Bank One acquisition, all the liabilities related to the Postretirement benefit plan and the qualified defined contribution pension plan were transferred back to the Company prior to September 2003.

   The Company sponsors a postretirement benefit plan covering all employees. The Company allocates a portion of plan expenses and obligations to KILICO, ZLICA and ZD. The Company does not have a defined benefit pension plan.

   The Company's portion of assets, obligations and assumptions of the postretirement benefit plans are as follows at December 31, 2003 and 2002:

                                                                      Postretirement Benefits
                                                                     ------------------------
                                                                         2003         2002
                                                                     -----------  -----------
Change in benefit obligation:
   Benefit obligation at beginning of year.......................... $ 1,226,361  $ 1,107,935
   Service cost.....................................................      42,000       43,818
   Interest cost....................................................     106,000       75,190
   Actuarial loss...................................................          --       58,615
   Benefits paid....................................................     (61,000)     (59,197)
   Plan amendments..................................................   2,350,057           --
                                                                     -----------  -----------
   Benefit obligation at end of year................................ $ 3,663,418  $ 1,226,361
                                                                     ===========  ===========
Funded status at December 31........................................ $(3,663,418) $(1,226,361)
Unamortized prior service cost......................................          --     (105,257)
Unrecognized net actuarial loss.....................................          --      386,936
Remaining net obligation or net asset at initial date of application   1,329,310           --
                                                                     -----------  -----------
Accrued benefit liability........................................... $(2,334,108) $  (944,682)
                                                                     ===========  ===========
Components of net periodic benefit cost:
   Service cost..................................................... $    42,000  $    43,818
   Interest cost....................................................     106,000       75,190
   Amortization of unrecognized transition obligation...............          --       32,579
   Amortization of unrecognized net loss............................          --       16,178
   Amortization of prior service cost...............................          --       (8,482)
                                                                     -----------  -----------
       Total net periodic benefit cost.............................. $   148,000  $   159,283
                                                                     ===========  ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The accrued benefit liability has been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

   The plan amendments above include transfers of the December 31, 2002 balances of $903.5 million from KILICO, $888.0 million from ZD, $558.1 million from ZLICA, and $0.5 million from ZLICONY.

   At December 31, 2003, the assumed discount rate was 6.3% and the rate of compensation increase was 4.0%. There was no long-term rate of return on plan assets.

   The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants' contributions adjusted annually; the life insurance plans are noncontributory. The accounting for the health care plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses. For measurement of the 2003 periodic cost, an annual rate of increase of 10.0% was assumed for 2003 in the cost of covered healthcare benefits; this range was assumed to decrease to 5.0% in years 2010 and thereafter.

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects at December 31, 2003:

                                                        1 Percentage 1 Percentage
                                                           Point        Point
                                                          Increase     Decrease
                                                        ------------ ------------
Effect on total of service and interest cost components   $ 19,245    $ (19,078)
Effect on postretirement benefit obligation............   $452,545    $(451,526)

   The Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was signed into law on December 8, 2003. Financial Accounting Standards Board ("FASB") Staff Position FAS 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 permits employers that sponsor postretirement benefit plans to defer accounting for the effects of the Act until the FASB issues guidance on how to account for the provisions of the Act. Specific authoritative guidance on accounting for the Act is pending. The Company will defer recognition of the Act until the guidance is issued.

Defined Contribution Plans

   The Company's employees are covered by qualified defined contribution plans sponsored by the Company.

   Details of the Company's defined contribution plans' expense for the years 2003 and 2002 are as follows:

                                             2003      2002
                                           -------- ----------
                 401(k) Plan Company match $351,633 $  496,176
                 Money Purchase Plan......  624,513    590,627
                 Profit Sharing Plan......       --    774,789
                                           -------- ----------
                    Total expense......... $976,146 $1,861,592
                                           ======== ==========

   Contributions of 5% of each employee's compensation are made each year.

   The defined contribution plans' expense have been reflected in the Statutory Statements of Operations within general expenses.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

13. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

   The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. (ZCM). The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2003, the Company paid $7.5 million as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of the contracts. At both December 31, 2003 and 2002 open swap agreements with notional values of $160.0 million had negative market values of $10.6 million and $16.5 million, respectively, with expiration dates ranging from November 2004 through December 2007.

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. One hundred percent of the net credit exposure for the Company from derivative contracts is with an investment-grade counter-party.

14. Leases

   The Company leases office and computer equipment under various non-cancelable operating lease agreements that expire through December 2006. Rental expense for 2003 and 2002 was approximately $1.1 million and $2.2 million, respectively.

   At December 31, 2003, the future minimum aggregate rental commitments are as follows (in thousands):

                    Year Ending December 31 Operating Leases
                    ----------------------- ----------------
                             2004..........       $481
                             2005..........       $107
                             2006..........       $  6

   The Company renegotiated its prior building lease agreement in September 2003. Effective in 2004, the Company will be moving to a Bank One owned facility and will terminate the prior lease agreement. Rental expense for 2003 and 2002 was approximately $8.4 million and $8.2 million respectively.

   At December 31, 2003, the minimum aggregate rental commitments for office space leases were as follows:

                         Year Ending December 31
                         -----------------------
                         (Dollars in thousands)
                                  2004.......... $2,181
                                  2005.......... $   --
                                  2006.......... $   --
                                  2007.......... $   --
                                  2008.......... $   --

   The Company does not have any renewal option extensions.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

15. Contingencies

   The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

   The Company has not committed reserves to cover any contingent liabilities.

   There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the counter derivative instrument transactions.

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

16. Subsequent Event

   On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

17. Reconciliation to Annual Statement

   Subsequent to the filing of the 2003 Annual Statement, it was discovered that the 2003 tax provision had been recorded incorrectly. The Company did not record an adequate income tax provision for the pre-acquisition period in the initial income tax provision calculation which was included in the 2003 Annual Statement. The adjustment to correct this error had no net effect on surplus as reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003. This adjustment was recorded as a decrease to unassigned surplus of $18,250,819 to record the additional tax liability for the pre-acquisition period as well as an increase to Paid in Capital of $18,250,819. As a result of the details set forth in the Purchase Agreement, this additional income tax provision is borne by ZHCA and as such, recorded as an increase to Paid in Capital. This adjustment also increased the net loss reflected in the Statements of Operations by $18,250,819 for the year ended December 31, 2003.

   In addition, for the post-acquisition period the Company failed to capitalize the appropriate amount of acquisition costs in the calculation which was included in the 2003 Annual Statement. The adjustment to correct this error in the audited statutory financial statements decreased surplus by $6,252,808 reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003 and increased the net loss reflected in the Statements of Operations by $9,479,059 for the year ended December 31, 2003. The differences are as follows:

                                                                 Unassigned     Paid in     Net Income
                                                                  Surplus       Capital       (Loss)
                                                                ------------  ------------ ------------
Balances per 2003 Annual Statement............................. $(61,601,793) $417,320,105 $(63,144,111)
Description
   Adjustment to taxes for the pre-acquisition period..........  (18,250,819)   18,250,819  (18,250,819)
   Adjustment to taxes for the post-acquisition period.........   (9,479,059)           --   (9,479,059)
   Increase in net deferred tax asset for the post-acquisition
     period....................................................    3,226,251            --           --
                                                                ------------  ------------ ------------
Balances per statutory financial statements.................... $(86,105,420) $435,570,924 $(90,873,989)
                                                                ============  ============ ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Federal Kemper Life Assurance Company (the Company) as of December 31, 2002 and 2001, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

   As discussed in Note 16 to the financial statements, in 2001 the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual"--Version Effective January 1, 2001, as required by the State of Illinois Department of Insurance. The effect of adoption is recorded as an adjustment to unassigned surplus as of January 1, 2001.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 21, 2003

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                   STATUTORY STATEMENTS OF ADMITTED ASSETS,
                   LIABILITIES AND CAPITAL STOCK AND SURPLUS

                       As of December 31, 2002 and 2001

                                                                       2002           2001
-                                                                 -------------- --------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds......................................................... $1,765,604,053 $1,725,599,977
   Preferred stocks..............................................     29,107,739     38,065,671
   Common stocks.................................................      4,987,111             --
   Mortgage loans on real estate.................................     40,094,399     38,360,986
   Policy loans..................................................     76,250,625     83,376,322
   Cash..........................................................     47,753,397         18,825
   Short-term investments........................................             --     54,482,804
   Other invested assets.........................................     10,926,721     18,538,687
                                                                  -------------- --------------
          Total cash and invested assets.........................  1,974,724,045  1,958,443,272
                                                                  -------------- --------------
   Amounts recoverable from reinsurers...........................      5,717,342      2,912,441
   Net deferred tax asset........................................      9,607,096      9,706,463
   Premiums deferred and uncollected.............................     14,078,469     13,105,622
   Investment income due and accrued.............................     29,279,280     31,204,795
   Receivable from affiliates....................................      5,374,146      5,756,131
   Other assets..................................................     54,676,706     61,544,897
                                                                  -------------- --------------
          Total admitted assets.................................. $2,093,457,084 $2,082,673,621
                                                                  ============== ==============
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves..................................... $1,066,249,323 $1,117,441,756
   Deposit-type funds:
       Funding agreements........................................    605,276,824    605,861,471
       Supplemental contracts without life contingencies.........     34,535,270     39,819,804
       Beneficiary account.......................................    121,015,456     91,732,930
       Dividend accumulations....................................      1,095,481      1,052,711
       Premium deposit funds.....................................        427,793        418,467
   Claims and benefits payable to policyholders..................     18,799,072     18,589,470
   Other policyholder funds......................................      1,983,222      1,862,294
                                                                  -------------- --------------
          Total policy liabilities...............................  1,849,382,441  1,876,778,903
                                                                  -------------- --------------
Interest maintenance reserve.....................................     27,203,458     12,321,516
General expenses due or accrued..................................      6,903,054      6,988,948
Taxes, licenses and fees due or accrued..........................      3,650,075      4,286,757
Federal income taxes due or accrued..............................     20,980,611      1,832,289
Remittances and items not allocated..............................      4,363,392     (1,618,386)
Reinsurance in unauthorized companies............................      1,425,468             --
Asset valuation reserve..........................................      1,419,652     11,251,441
Payable to affiliates............................................         45,046        973,475
Payable for securities purchased.................................     28,449,553             --
Other liabilities................................................     10,806,031     10,438,915
                                                                  -------------- --------------
          Total liabilities......................................  1,954,628,781  1,923,253,858
                                                                  -------------- --------------
Capital stock and surplus:
   Common stock..................................................      2,727,020      2,727,020
   Paid-in surplus...............................................     91,340,794     91,340,794
   Unassigned surplus............................................     44,760,489     65,351,949
                                                                  -------------- --------------
          Total capital stock and surplus........................    138,828,303    159,419,763
                                                                  -------------- --------------
          Total liabilities and capital stock and surplus........ $2,093,457,084 $2,082,673,621
                                                                  ============== ==============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF OPERATIONS

                For the Years Ended December 31, 2002 and 2001

                                                                              2002          2001
                                                                          ------------  ------------
Income:
Premium and annuity considerations....................................... $146,705,819  $160,908,456
Considerations for supplemental contracts with life contingencies........    1,038,890     2,860,549
Net investment income....................................................  120,623,923   138,261,870
Amortization of interest maintenance reserve.............................    4,751,763     2,810,639
Reinsurance ceding commissions and allowances............................   68,058,903    65,361,642
Change in business-owned life insurance--cash value......................   (5,874,155)   (2,628,438)
                                                                          ------------  ------------
   Total income..........................................................  335,305,143   367,574,718
                                                                          ------------  ------------
Benefits and expenses:
Death benefits...........................................................   61,852,350    65,382,327
Matured endowments.......................................................      355,262       274,730
Annuity benefits.........................................................   54,969,453    85,950,688
Surrender benefits.......................................................   27,269,935    33,194,052
Disability and accident and health benefits..............................    1,259,400     1,170,200
Interest on policy and contract funds....................................    3,613,509     4,035,450
Interest and adjustments on policy or deposit-type contracts.............   33,348,683    36,351,042
Interest rate swap--funding agreement hedge..............................    6,349,134     2,019,696
Payments on supplementary contracts with life contingencies..............    4,568,305     4,957,745
Decrease in aggregate reserves for life policies and contracts...........  (51,192,433)  (60,518,197)
Commissions..............................................................   59,233,850    59,798,472
General expenses.........................................................   47,257,140    55,827,849
Insurance taxes, licenses and fees.......................................    8,574,192     6,635,778
Increase (decrease) in loading on deferred and uncollected premiums......     (872,381)      510,815
Dividends to policyholders...............................................       55,455        55,659
Other expense............................................................       16,788            --
                                                                          ------------  ------------
   Total benefits and expenses...........................................  256,658,642   295,646,306
                                                                          ------------  ------------
Net gain from operations before federal income taxes and realized capital
  losses.................................................................   78,646,501    71,928,412
Federal income tax expense...............................................   28,698,183    32,195,100
Net gain from operations before realized capital losses..................   49,948,318    39,733,312
Net realized capital (losses) gains......................................  (22,713,823)    5,896,783
Related federal income tax benefit (expense).............................    1,047,567    (4,865,950)
Realized gains transferred to the interest maintenance reserve...........  (19,633,705)  (11,319,040)
                                                                          ------------  ------------
   Total realized capital losses.........................................  (41,299,961)  (10,288,207)
                                                                          ------------  ------------
Net income............................................................... $  8,648,357  $ 29,445,105
                                                                          ============  ============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

               STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS

                For the Years Ended December 31, 2002 and 2001

                                                                      2002          2001
                                                                  ------------  ------------
Capital stock at beginning and end of year....................... $  2,727,020  $  2,727,020
                                                                  ------------  ------------
Paid in surplus at beginning and end of year.....................   91,340,794    91,340,794
                                                                  ------------  ------------
Unassigned surplus:
   Balance at beginning of year..................................   65,351,949   115,764,776
   Net income....................................................    8,648,357    29,445,105
   Change in net unrealized capital gains........................    2,745,827     4,162,821
   Change in nonadmitted assets..................................   (3,418,956)   (3,395,043)
   Change in liability for reinsurance in unauthorized companies.   (1,425,468)           --
   Change in net deferred tax asset..............................    3,026,991      (916,554)
   Change in asset valuation reserve.............................    9,831,789     5,399,110
   Cumulative effect of change in accounting principles..........           --     9,891,734
   Dividends to stockholder......................................  (40,000,000)  (95,000,000)
                                                                  ------------  ------------
   Balance at end of year........................................   44,760,489    65,351,949
                                                                  ------------  ------------
       Total capital stock and surplus........................... $138,828,303  $159,419,763
                                                                  ============  ============




   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF CASH FLOWS

                For the Years Ended December 31, 2002 and 2001

                                                                                               2002            2001
                                                                                          --------------  -------------
Cash from operations:
    Premiums and annuity considerations.................................................. $  146,727,170  $ 166,251,808
    Considerations for supplemental contracts with life contingencies....................      1,038,890      2,860,549
    Investment income received...........................................................    121,423,500    134,952,172
    Other income received................................................................     68,013,515     65,382,826
    Death benefits.......................................................................    (64,107,330)   (54,260,042)
    Matured endowments...................................................................       (355,262)      (274,730)
    Annuity benefits.....................................................................    (55,307,287)   (86,357,626)
    Disability and accident and health benefits..........................................     (1,261,884)    (1,172,900)
    Surrender benefits and withdrawals for life contracts................................    (27,269,935)   (33,194,052)
    Interest and adjustments on policy or deposit-type contracts.........................       (472,897)    (2,535,200)
    Payments on supplementary contracts with life contingencies..........................     (4,568,305)    (4,957,744)
    Commissions..........................................................................    (61,713,580)   (58,720,885)
    General expenses.....................................................................    (47,343,034)   (57,857,909)
    Insurance taxes, licenses and fees...................................................     (9,210,874)    (8,391,751)
    Dividends paid to policyholders......................................................        (56,396)       (58,231)
    Premium paid on business-owned life insurance........................................             --    (60,000,000)
    Interest rate swap--funding agreement hedge..........................................     (6,256,199)    (1,569,550)
    Other expense........................................................................        (16,789)            --
    Federal income taxes paid............................................................     (9,549,861)   (52,684,050)
                                                                                          --------------  -------------
          Net cash from operations.......................................................     49,713,442    (52,587,315)
                                                                                          --------------  -------------
Cash from investments:
    Proceeds from investments sold, matured or repaid:
       Bonds.............................................................................  1,236,169,621    978,046,119
       Stocks............................................................................     11,587,007        348,343
       Mortgage loans....................................................................        775,594         88,361
       Other invested assets.............................................................     30,341,230      4,619,996
                                                                                          --------------  -------------
          Total investment proceeds......................................................  1,278,873,452    983,102,819
    Tax (benefit) expense on net realized capital (losses) gains.........................     (1,047,567)     4,865,950
                                                                                          --------------  -------------
          Total..........................................................................  1,279,921,019    978,236,869
                                                                                          --------------  -------------
    Cost of investments acquired:
       Bonds.............................................................................  1,291,097,537    828,021,075
       Stocks............................................................................      4,244,350             --
       Other invested assets.............................................................      4,091,580             --
                                                                                          --------------  -------------
          Total investments acquired.....................................................  1,299,433,467    828,021,075
                                                                                          --------------  -------------
    Net decrease in policy loans.........................................................     (7,125,697)    (5,088,706)
                                                                                          --------------  -------------
          Net cash from investments......................................................    (12,386,751)   155,304,500
                                                                                          --------------  -------------
Cash from financing and miscellaneous sources:
    Deposits on deposit-type funds and other liabilities without life or disability
     contingencies.......................................................................    139,842,035    145,342,720
    Other cash provided..................................................................     11,966,481             --
    Dividends to stockholder.............................................................    (40,000,000)   (95,000,000)
    Withdrawals on deposit-type funds and other liabilities without life or disability
     contingencies.......................................................................   (155,883,439)  (180,461,344)
    Other applications...................................................................             --    (13,006,373)
                                                                                          --------------  -------------
          Net cash from financing and miscellaneous sources..............................    (44,074,923)  (143,124,997)
                                                                                          --------------  -------------
Net change in cash and short-term investments............................................     (6,748,232)   (40,407,812)
Cash and short-term investments:
    Beginning of year....................................................................     54,501,629     94,909,441
                                                                                          --------------  -------------
    End of year.......................................................................... $   47,753,397  $  54,501,629
                                                                                          ==============  =============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Nature of Business Operations

   Federal Kemper Life Assurance Company (the Company) issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. The Company is a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Holding Company of America (ZHCA), a holding company. ZHCA is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

2. Summary of Significant Accounting Polices

Basis of Presentation

   The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America (GAAP). The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisition of the Company on January 4, 1996 was accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis;

   Statutory capital and surplus is $237.1 million and $420.8 million less than GAAP stockholder's equity at December 2002 and 2001, respectively. Statutory net income is $192.6 million more than GAAP net loss for the year ended December 31, 2002 and $17.2 million less than GAAP net income for the year ended December 31, 2001.

Permitted Accounting Practice

   In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

   This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2002, it did favorably impact the 2002 and 2001 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2002 and 2001 net gain from operations and net income would have been reduced by $957 thousand and $825 thousand, respectively, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
surplus to zero, paid-in and unassigned surplus would have been $107.7 million and $40.8 million respectively, at December 31, 2002 and $107.7 million and $60.4 million respectively, at December 31, 2001.

Use of Estimates in the Preparation of the Financial Statements

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Accounting Policies

A. Investments

   Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Common stocks are carried at fair values promulgated by the NAIC. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

   Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of write-downs and net of any valuation allowances. Real estate-related investments included in other invested assets include notes receivable, which are stated at the unpaid balances, net of any applicable write-downs, and net of a valuation allowance. Other invested assets also consist of venture capital and real estate joint venture partnerships, which are carried at cost, plus equity in undistributed earnings or losses for participants, net of a valuation allowance, surplus notes and a leveraged lease on an aircraft.

   Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss. Reflecting the Company's current strategy with respect to its real estate portfolio, and the intended disposition thereof, real estate-related investments are valued using an estimate of each investment's observable market price, net of estimated costs to sell and where no observable price is available by appraised value. Policy loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

   Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded write-downs totaling $11.8 million and $5.0 million in 2002 and 2001, respectively, related to their securitized financial assets.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). For the years ended December 31, 2002 and 2001, the Company recorded write-downs, on other than securitized financial assets of $5.9 million and $2.9 million, respectively.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

B. Loan-Backed Securities

   The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

   Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

   For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources are supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

C. Investment Income and Realized Gains and Losses

   Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2002. The total amount excluded from surplus in 2001 was $528,317.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate related reserves, are credited or charged to surplus.

D. Income and Expenses

   Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

E. Asset Valuation Reserve and Interest Maintenance Reserve

   The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

   The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus. For GAAP purposes, there is no such reserve.

F. Policy Liabilities and Other Policyholders' Funds

   Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0 percent to 6.0 percent. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 3.0 percent to 6.0 percent. Guarantee

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
periods range from one to two years with minimum interest rate guarantees ranging from 3.0 percent to 4.5 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5 percent to 11.3 percent.

   Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (GICs).
The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

   The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

G. Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders.

H. Federal Income Taxes

   The Company will file a consolidated federal income tax return with ZHCA, beginning with the 2002 tax year.

   The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

I. Nonadmitted Assets

   Certain assets designated as "non-admitted assets" have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

J. Cash Flow Information

   The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

K. Premiums Deferred and Uncollected

   Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

L. Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2001 from Kemper Investors Life Insurance Company (KILICO), an affiliate. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

M. Policyholder Dividends

   Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

N. Reclassifications

   Certain 2001 amounts have been reclassified to conform to the current year presentation.

3. Invested Assets and Other Related Income

Bonds

   The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2002 and 2001 were as follows (in thousands):

                                                       2002
                                    -------------------------------------------
                                                 Gross      Gross    Estimated
                                    Amortized  Unrealized Unrealized   Fair
                                      Cost       Gains      Losses     Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $  151,519  $ 8,277    $    (77) $  159,719
All other governments..............      2,492      171          --       2,663
States, territories and possessions     11,429      825          --      12,254
Special revenue....................     94,543    3,448          --      97,991
Public utilities...................    117,017    4,859        (634)    121,242
Industrial and miscellaneous.......  1,388,604   69,268     (15,969)  1,441,903
                                    ----------  -------    --------  ----------
   Total bonds..................... $1,765,604  $86,848    $(16,680) $1,835,772
                                    ==========  =======    ========  ==========

                                                       2001
                                    -------------------------------------------
                                                 Gross      Gross    Estimated
                                    Amortized  Unrealized Unrealized   Fair
                                      Cost       Gains      Losses     Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $  113,016  $ 6,849    $   (138) $  119,727
All other governments..............      2,490       31          --       2,521
States, territories and possessions      6,940      601          --       7,541
Special revenue....................     77,457    1,900          --      79,357
Public utilities...................    131,452    2,052      (1,383)    132,121
Industrial and miscellaneous.......  1,394,245   38,472     (13,936)  1,418,781
                                    ----------  -------    --------  ----------
   Total bonds..................... $1,725,600  $49,905    $(15,457) $1,760,048
                                    ==========  =======    ========  ==========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                                     Amortized  Estimated
                                                                       Cost     Fair Value
                                                                     ---------- ----------
Due in one year or less............................................. $   33,929 $   34,324
Due after one year through five years...............................    608,478    635,413
Due after five years through ten years..............................    559,768    582,292
Due after ten years.................................................    115,139    119,222
Securities not due at a single maturity date--primarily mortgage and
  asset-backed securities/(1)/......................................    448,290    464,521
                                                                     ---------- ----------
                                                                     $1,765,604 $1,835,772
                                                                     ========== ==========

--------
/(1)/Weighted average maturity of approximately 4.5 years.

   Approximately 12.3 percent of the investment-grade fixed maturity securities at December 31, 2002 were residential mortgage-backed securities down from 15.1 percent at December 31, 2001. Approximately 6.0 percent of the investment-grade fixed maturity securities at December 31, 2002 were commercial mortgage-backed securities, compared with 6.1 percent at December 31, 2001. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 8.1 percent and 9.5 percent of the investment-grade fixed maturity securities at December 31, 2002 and 2001, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by collateralized bond and loan obligations (36.2%), home equity loans (24.5%), and manufactured housing loans (19.0%), and other commercial assets (6.3%).

   Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2002 and 2001 were as follows (in millions):

                                             2002    2001
                                           -------- ------
                     Gross proceeds....... $1,100.5 $817.3
                     Gross realized gains. $   40.6 $ 22.8
                     Gross realized losses $   36.5 $  9.3

   Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2002.

Equity Securities

   The fair value of preferred stock was $32.4 million and $42.2 million at December 31, 2002 and 2001, respectively. The cost of common stock was $5.0 million at December 31, 2002. The Company did not own common stock at December 31, 2001.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Real Estate-Related Investments

   The following table summarizes the Company's real estate-related investments at December 31, 2002 and 2001 (in thousands):

                                                                     2002     2001
                                                                   -------  -------
Mortgage loans.................................................... $40,094  $38,361
Real estate-related investments included in other invested assets:
   Real estate loans and notes receivable.........................   8,494    8,517
   Real estate joint ventures and partnerships....................     736      879
   Real estate valuation reserve..................................  (8,284)  (8,284)
                                                                   -------  -------
       Totals/(1)/................................................ $41,040  $39,473
                                                                   =======  =======

--------
/(1)/Excludes $1.4 million and $1.3 million of real estate-related accrued interest at December 31, 2002 and 2001, respectively.

   At December 31, 2002 and 2001, total impaired loans were as follows (in millions):

                                                      2002   2001
                                                     -----  -----
              Impaired loans without reserves--gross $ 0.1  $ 0.1
              Impaired loans with reserves--gross...   8.6    8.6
                                                     -----  -----
                 Total gross impaired loans.........   8.7    8.7
              Reserves related to impaired loans....  (8.3)  (8.3)
                                                     -----  -----
                 Net impaired loans................. $ 0.4  $ 0.4
                                                     =====  =====

   Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $8.7 million and $17.0 million in impaired loans for 2002 and 2001, respectively.

   At both December 31, 2002 and 2001, loans on nonaccrual status amounted to $10.6 million before reserves and write-downs, and $0.4 million after reserves and write-downs. The Company's nonaccrual loans are included in impaired loans.

Net Investment Income

   The sources of net investment income for the years ended December 31, 2002 and 2001 were as follows (in thousands):

                                                    2002      2001
                                                  --------  --------
          Interest on fixed maturity securities.. $115,654  $128,830
          Dividends on equity securities.........    2,659     2,708
          Income from short-term investments.....      624     1,701
          Income from mortgage loans.............    3,362     6,695
          Income from policy loans...............    4,471     4,270
          Income from other loans and investments      708       638
                                                  --------  --------
             Total investment income.............  127,478   144,842
          Investment expense.....................   (6,854)   (6,580)
             Net investment income............... $120,624  $138,262
                                                  ========  ========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Net Realized Capital Gains and Losses

   Net realized capital gains (losses) for the years ended December 31, 2002 and 2001 were as follows (in thousands):

                                                                              2002      2001
                                                                            --------  --------
Fixed maturity securities.................................................. $(12,813) $  5,518
Equity securities..........................................................      (67)      350
Other......................................................................   (9,834)       29
                                                                            --------  --------
   Net realized capital (losses) gains before federal income tax (benefit)
     expense...............................................................  (22,714)    5,897
Federal income tax (benefit) expense.......................................   (1,048)    4,866
                                                                            --------  --------
   Net realized capital (losses) gains after taxes.........................  (21,666)    1,031
Net gain transferred to the IMR............................................  (19,634)  (11,319)
                                                                            --------  --------
   Total realized capital losses........................................... $(41,300) $(10,288)
                                                                            ========  ========

   The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers an aircraft. The aircraft is leased by United Airlines (UAL) and was written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $10.5 million.

4. Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities and real estate.

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: California (55.3%), Illinois (13.6%), Washington (9.2%) and Colorado (5.1%). The property type distribution of a majority of the real estate portfolio as of December 31, 2002 was as follows: land (47.0%), hotels (30.6%), and office (13.6%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third party financing can require credit-enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's or the Company's plans with respect to such projects may not change substantially.

   A portion of the Company's real estate loans are on properties or projects where the Company, Kemper or their affiliates have taken ownership positions in joint ventures with a small number of partners.

   At December 31, 2002, loans to a master limited partnership (MLP) between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $22.0 million of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (Nesbitt), a third party real estate developer, have ownership interests constituted approximately $12.5 million of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and one retail property.

   At December 31, 2002, a loan to a joint venture amounted to $5.6 million. This affiliated mortgage loan was on an office property located in Illinois and owned by an affiliate, Zurich North America.

   The remaining real estate-related investment amounted to $0.2 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties are not currently producing income and the loans are on non-accrual status. All zoned properties were sold by March of 2001. The Company is currently pursuing an out of court settlement with the City of Honolulu for the down zoning of certain unzoned properties. If a settlement is not reached, the trial is expected to begin in 2003. The Company is holding the other unzoned properties for future zoning and sales.

   The Company anticipates that it could be a number of years until the Company obtains zoning to allow development or completely disposes of all of its investments in Hawaii.

5. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

Bonds and Equity Securities

   Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, Deutsche Investment Management Americas, Inc.
(DIM), formerly Zurich Scudder Investments, Inc. (ZSI).

Cash and Short-Term Investments

   The carrying amounts for these instruments approximate fair values.

Interest Rate Swaps

   Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Mortgage Loans and Other Real Estate-Related Investments

   Fair values were estimated based upon the investments' observable market prices, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $8.3 million at both 2002 and 2001. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2002 and 2001.

Policy Loans and Other Invested Assets

   The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

Life Policy Benefits

   For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying value and estimated fair value of the Company's financial instruments at December 31, 2002 and 2001 were as follows (in thousands):

                                                                 2002                  2001
                                                         --------------------- ---------------------
                                                                    Estimated             Estimated
                                                          Carrying    Fair      Carrying    Fair
                                                           Value      Value      Value      Value
                                                         ---------- ---------- ---------- ----------
Financial instruments recorded as assets:
   Bonds................................................ $1,765,604 $1,835,772 $1,725,600 $1,760,048
   Equity securities (excluding real estate-related
     investments).......................................     34,095     37,362     38,066     42,218
   Cash and short-term investments......................     47,753     47,753     54,502     54,502
   Mortgage loans and other real estate-related
     investments........................................     41,040     41,040     39,473     39,473
   Policy loans.........................................     76,251     76,251     83,376     83,376
   Other invested assets (excluding real estate-related
     investments).......................................      9,981     10,147     16,526     16,454
Financial instruments recorded as liabilities--aggregate
  reserves for policies and contracts and
  supplementary contracts excluding term life
  reserves..............................................  1,694,625  1,808,098  1,758,397  1,843,629

6. Income Taxes

   The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                 December 31,  December 31,
                                                     2002          2001
                                                 ------------  ------------
    Total of all deferred tax assets (DTAs)..... $ 76,324,889  $ 75,870,977
    Total of all deferred tax liabilities (DTLs)  (15,454,119)  (18,027,198)
                                                 ------------  ------------
       Net deferred tax asset...................   60,870,770    57,843,779
    Deferred tax assets nonadmitted.............   51,263,674    48,137,316
                                                 ------------  ------------
       Net admitted deferred tax asset.......... $  9,607,096  $  9,706,463
                                                 ============  ============
    Increase in nonadmitted deferred tax asset.. $ (3,126,358) $ 15,805,832
                                                 ============  ============

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Deferred tax liabilities are not recognized for the following amounts:

   As of December 31, 2002, the Company had a balance of $10,639,555 in its Policyholder's Surplus Account under the provisions of the Internal Revenue Code. The amount could become taxable to the extent that future shareholder dividends are paid from this account.

   The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant items causing this difference are: change in cash surrender value of life insurance, adjustment for the settlement of audits by taxing authorities, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

   The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                          2002        2001
                                                      -----------  -----------
  Current income tax expense--operations............. $28,698,183  $32,195,100
  Current income tax (benefit) expense--capital gains  (1,047,567)   4,865,950
                                                      -----------  -----------
  Current income tax incurred........................ $27,650,616  $37,061,050
                                                      ===========  ===========

   The changes in the main components of DTAs and DTLs are as follows:

                                     December 31,  December 31,
                                         2002          2001         Change
                                     ------------  ------------  -----------
   DTAs:
      Life insurance reserves....... $ 10,949,050  $  9,827,410  $ 1,121,640
      Deferred acquisition costs....   45,321,834    43,757,681  $ 1,564,153
      Nonadmitted assets............    5,338,822     7,456,630   (2,117,808)
      Accrued expenses..............    2,915,578     3,041,553     (125,975)
      Net unrealized capital losses.           --     3,659,395   (3,659,395)
      Real estate reserves..........    2,899,290     2,899,290           --
      Bond write-downs..............    6,951,229     4,112,706    2,838,523
      Other.........................    1,949,086     1,116,312      832,774
                                     ------------  ------------  -----------
          Total DTAs................   76,324,889    75,870,977      453,912
   Nonadmitted DTAs.................  (51,263,674)  (48,137,316)  (3,126,358)
                                     ------------  ------------  -----------
          Admitted DTAs............. $ 25,061,215  $ 27,733,661  $(2,672,446)
                                     ============  ============  ===========

                                            December 31,  December 31,
                                                2002          2001        Change
                                            ------------  ------------  ----------
DTLs:
   Market discount on bonds................ $ (1,165,691) $ (1,759,851) $  594,160
   Depreciation/amortization...............   (6,915,884)   (9,926,519)  3,010,635
   Deferred and uncollected premiums.......   (3,465,798)   (3,430,634) $  (35,164)
   Loading/cost of collection..............   (1,461,667)   (1,156,334)   (305,333)
   Net unrealized capital gains............      (17,378)           --     (17,378)
   Accrued interest on funding agreement...   (1,321,654)     (610,974)   (710,680)
   Other...................................   (1,106,047)   (1,142,886)     36,839
                                            ------------  ------------  ----------
       Total DTLs.......................... $(15,454,119) $(18,027,198) $2,573,079
                                            ============  ============  ==========
       Net admitted deferred tax asset..... $  9,607,096  $  9,706,463  $  (99,367)
                                            ============  ============  ==========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                         December 31,  December 31,
                                             2002          2001        Change
                                         ------------  ------------  ----------
 Total DTAs............................. $ 76,324,889  $ 75,870,977  $  453,912
 Total DTLs.............................  (15,454,119)  (18,027,198)  2,573,079
                                         ------------  ------------  ----------
    Net deferred tax asset (liability).. $ 60,870,770  $ 57,843,779   3,026,991
                                         ============  ============
 Tax effect of unrealized gains (losses)                              3,676,773
                                                                     ----------
 Change in net deferred income tax......                             $6,703,764
                                                                     ==========

   In 2002 and 2001, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

   At December 31, 2001, the change in the non-admitted deferred taxes was reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

   As of December 31, 2002 and 2001, the Company did not have any operating loss carryforwards.

   The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

                                2002 $        --
                                2001 $35,326,545
                                2000 $53,235,441

   The Company's federal income tax is consolidated with the following entities, with ZHCA as the parent:

American Guarantee and Liability Insurance Company    South County Water Corporation
American Zurich Insurance Company                     Specialty Producer Group II, Inc.
Assurance Company of America                          Steadfast Insurance Company
Colonial American Casualty & Surety Company           Sterling Pines Inc.
Diversified Specialty Risks, Inc.                     The Duchy of Grand Fenwick, Inc.
Empire Fire and Marine Insurance Company              The Mountbatten Surety Co., Inc.
Empire Indemnity Insurance Company                    The Zurich Services Corporation
Empire Management Services, Inc.                      Truckwriters, Inc.
Federal Kemper Life Assurance Company                 Universal Underwriters Acceptance Corporation
Fidelity & Deposit Company of Maryland                Universal Underwriters Insurance Company
FKLA Realty Corporation                               Universal Underwriters Insurance Services, Inc.
GE-Zurich Warranty Management Inc.                    Universal Underwriters Insurance Services, Inc. of
                                                      Tx.
GE-Zurich Warranty Management Florida Inc.            Universal Underwriters Insurance Services of
                                                      Alabama
GE-Zurich Warranty Management Inc. of CA              Universal Underwriters Life Insurance Company
HMS Dreadnought, Inc.                                 Universal Underwriters Management Company
Investors Brokerage Service, Inc.                     Universal Underwriters of Texas Ins. Company
Investors Brokerage Service Insurance Agency, Inc.    Universal Underwriters Service Corporation
Investors Brokerage Service Insurance Agency of Texas Universal Underwriters Service Corporation of Texas
Kemper Corporation                                    UUBVI, Limited
Kemper Investors Life Insurance Company               Valiant Insurance Company
Kemper Portfolio Corporation                          Vistar Insurance Services, Inc.
KFC Portfolio Corporation                             ZKI Holding Corporation
KILICO Realty Corporation                             Zurich Agency Services, Inc.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Maine Bonding and Casualty Company             Zurich American Brokerage, Inc.
Maryland Casualty Company                      Zurich American Insurance Company
Maryland Insurance Company                     Zurich American Insurance Company of Illinois
Maryland Lloyds                                Zurich Direct, Inc.
Maryland Management Corporation                Zurich Direct Insurance Agency Inc. of MA
Maunalua Associates, Inc.                      Zurich Direct Inc of Texas
Minnesota Marketing Center, Inc.               Zurich E & S Insurance Brokerage, Inc.
Mountbatten, Inc.                              Zurich Finance (USA), Inc.
National Standard Insurance Company            Zurich Global, Ltd.
Northern Insurance Company of New York         Zurich CZI Management Holding, Ltd.
PMG Securities Corporation                     Zurich CZI Management, Ltd.
PMG Asset Management, Inc.                     Zurich Holding Company of America, Inc.
PMG Marketing, Inc.                            Zurich Life Insurance Company of New York
PMG Life Agency, Inc.                          Zurich Life Insurance Company of America
PMG Insurance Marketing of Massachusetts, Inc. Zurich Premium Finance Company
Risk Enterprise Management                     Zurich Premium Finance Company of CA
South County Services Company Inc.             Zurich Towers, Inc.
South County Sewer Corporation                 Zurich Warranty Solutions, Inc.

   A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon separate return calculations with no immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled within thirty days after: (1) the filing of the consolidated federal income tax return; (2) the payment of an estimated payment; (3) an additional assessment of the consolidated tax liability; (4) a refund of the consolidated tax liability; or (5) any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

7. Information Concerning Parent, Subsidiaries and Affiliates

   All of the outstanding shares of the Company are owned by Kemper.

   During 2002 and 2001, the Company paid cash dividends to Kemper according to the following schedule:

                       Month        2002        2001
                       -----     ----------- -----------
                       March.... $        -- $12,000,000
                       June.....  10,000,000  23,000,000
                       September  30,000,000          --
                       December.          --  60,000,000
                                 ----------- -----------
                          Total. $40,000,000 $95,000,000
                                 =========== ===========

   KILICO, Zurich Life Insurance Company of America (ZLICA), and Zurich Life Insurance Company of New York (ZLICONY), a subsidiary of KILICO, utilize the management, employees, and home office space of the Company. Expenses are allocated to KILICO, ZLICA and ZLICONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, ZLICA, and ZLICONY during 2002 and 2001 amounted to $39.2 million and $36.5 million, respectively.

   The Company held a $5.6 million real estate-related investment in an affiliated mortgage loan at December 31, 2002 and 2001.

   The Company has a formal management services agreement with Fidelity Life Association (FLA) whereby the Company charges FLA based upon certain fixed and variable costs. Expenses charged to FLA during 2002 and 2001, under the terms of the agreement, amounted to $11.8 million and $13.0 million, respectively.

   FLA is a mutual company, owned by it's policyholders, and is not a member of the Zurich Holding Company System at December 31, 2002.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The Company has a service agreement with DIM, formerly ZSI, a subsidiary of Zurich at December 31, 2001. DIM provides investment services, including purchases or sales of securities, under the supervision of the Investment Committee of the Company. On September 24, 2001, ZFS announced that it would sell 100% of its ownership in ZSI to Deutsche Bank in a transaction valued at $2.5 billion. The sale was completed on April 5, 2002. This transaction did not include ZSI's United Kingdom operations, Threadneedle Investments.

   The Company paid the Kemper real estate subsidiaries $0.1 million during both 2002 and 2001, related to the management of the Company's real estate portfolio.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2002 and 2001, joint venture mortgage loans totaled approximately $27.6 million and $25.5 million, respectively. During 2002 and 2001, the Company earned interest income on these joint venture loans of $2.3 million and $5.6 million, respectively.

   At December 31, 2002 and 2001, the Company reported the following amounts due from or (to) related parties:

                                                  2002        2001
                                              -----------  ----------
          KILICO............................. $ 3,132,655  $2,127,927
          Investors Brokerage Services.......       3,255         659
          Zurich Direct, Inc. (ZD)...........   5,143,339     393,387
          PMG Group..........................       8,598          --
          ZLICONY............................     156,087          --
          Zurich Direct of Texas.............     973,247     614,112
          Zurich Direct Insurance Agency.....     106,012          --
          ZLICA..............................   1,068,785     985,090
          Kemper.............................      17,860   1,176,323
          Zurich Kemper Stephens.............          --       6,769
          Zurich International Solutions.....      27,687      20,244
          ZFS................................         223      41,626
          Other..............................     920,817     783,380
          Kemper Real Estate, Inc............      38,179          --
          Nonadmitted affiliated balances....  (6,222,598)   (393,386)
                                              -----------  ----------
             Receivable from related parties. $ 5,374,146  $5,756,131
                                              ===========  ==========

                                                2002        2001
                                             ----------  ----------
           PMG Group........................ $       --  $ (131,102)
           ZLICONY..........................         --    (157,559)
           ZSI..............................         --    (468,742)
           Zurich American Insurance Company    (20,979)   (216,072)
           Other............................    (24,067)         --
                                             ----------  ----------
              Payable to related parties.... $  (45,046) $ (973,475)
                                             ==========  ==========
           Net receivable from related party $5,329,100  $4,782,656
                                             ==========  ==========

   Related party receivables and payables are settled each month.

   On October 31, 2001, the Company sold its $60.0 million bond investment in ZSLM Trust, issued by an affiliate, for cash to Farmers Group, Inc. (Farmers), which is an affiliated company.

   The Company is allocated costs from Farmers for mainframe data processing services.

   At December 31, 2002 and 2001, the Company reported amounts payable to FLA of $6,295,047 and $1,137,660, respectively.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

8. Life Reserves

A. Reserves for Life Contracts and Deposit-Type Contracts

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2002, the Company had $16.4 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $56.5 million.

   Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

   Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                                          December 31, 2002
                                                                      ------------------------
                                                                          Amount     % of Total
                                                                      -------------- ----------
Subject to discretionary withdrawal:
   At book value less current surrender charge of 5% or more......... $  220,427,019    16.87%
At book value without adjustment (minimal or no charge or adjustment)    279,732,357    21.41
Not subject to discretionary withdrawal..............................    806,087,684    61.72
                                                                      --------------   ------
       Total (gross).................................................  1,306,247,060   100.00%
                                                                                       ======
Reinsurance ceded....................................................     98,265,970
                                                                      --------------
       Total (net)................................................... $1,207,981,090
                                                                      ==============

   Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

   Life and Accident and Health Annual Statement:

                                                             December 31, 2002
                                                             -----------------
 Annuities, total (net).....................................  $  412,403,062
 Supplemental contracts with life contingencies, total (net)      33,227,205
 Deposit-type contracts, total (net)........................     762,350,823
                                                              --------------
 Total......................................................  $1,207,981,090
                                                              ==============

9. Premium and Annuity Considerations Deferred and Uncollected

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2002 and 2001 were as follows:

                                     2002                   2001
                            ---------------------- ----------------------
                                         Net of                 Net of
                              Gross      Loading     Gross      Loading
                            ---------- ----------- ---------- -----------
      Ordinary new business $  230,196 $   160,157 $  254,290 $    93,499
      Ordinary renewal.....  9,671,852  13,918,109  9,547,522  13,012,124
      Group life...........        229         203          0           0
                            ---------- ----------- ---------- -----------
         Total............. $9,902,277 $14,078,469 $9,801,812 $13,105,623
                            ========== =========== ========== ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

10. Reinsurance

   At December 31, 2002 and 2001, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                            2002   2001
                                                           ------ ------
        Reserves ceded to affiliated insurance companies.. $ 98.3 $ 98.6
        Reserves ceded to unaffiliated insurance companies  380.1  304.6
                                                           ------ ------
           Total reserves ceded........................... $478.4 $403.2
                                                           ====== ======
        Premiums ceded to unaffiliated insurance companies $222.8 $196.4
                                                           ------ ------
           Total premiums ceded........................... $222.8 $196.4
                                                           ====== ======
        Benefits ceded to affiliated insurance companies.. $   .1 $   .3
        Benefits ceded to unaffiliated insurance companies  145.4  144.0
                                                           ------ ------
           Total benefits ceded........................... $145.5 $144.3
                                                           ====== ======

   Such amounts related to life insurance in force at December 31, 2002 and 2001 were as follows (in billions):

                                                       2002   2001
                                                      ------ ------
            Direct and assumed....................... $133.9 $124.3
                                                      ====== ======
            Ceded to unaffiliated insurance companies $115.4 $106.5
                                                      ====== ======

11. Capital Stock and Surplus

   The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding.

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2003 is $8.6 million.

   Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2002 and 2001 is as follows:

                                                 2002          2001
                                             ------------  ------------
       Unrealized gains..................... $  3,643,337  $    897,510
       Nonadmitted asset values.............  (72,740,048)  (69,321,092)
       Asset valuation reserve..............   (1,419,652)  (11,251,441)
       Reinsurance in unauthorized companies   (1,425,468)           --
       Deferred taxes.......................   60,870,770    57,843,779

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

12.Retirement Plans, Deferred Compensation, Postemployment Benefits and
   Compensated Absences and Other Postretirement Benefit Plans

Postretirement Benefit Plan

   The Company sponsors a postretirement benefit plan covering all employees. The Company allocates a portion of plan expenses and obligations to KILICO, ZLICA and ZD. The Company does not have a defined benefit pension plan.

   The Company's portion of assets, obligations and assumptions of the postretirement benefit plan are as follows at December 31, 2002 and 2001:

                                                                     Postretirement Benefits
                                                                     -----------------------
                                                                         2002        2001
                                                                     -----------  ----------
Change in benefit obligation:
   Benefit obligation at beginning of year.......................... $ 1,107,935  $  775,258
   Service cost.....................................................      43,818      37,281
   Interest cost....................................................      75,190      72,775
   Actuarial loss...................................................      58,615     276,592
   Benefits paid....................................................     (59,197)    (53,971)
                                                                     -----------  ----------
   Benefit obligation at end of year................................ $ 1,226,361  $1,107,935
                                                                     ===========  ==========
Funded status at December 31........................................ $(1,226,361) $1,107,935)
Unamortized prior service cost......................................    (105,257)   (114,172)
Unrecognized net actuarial loss.....................................     386,936     344,808
Remaining net obligation or net asset at initial date of application          --      32,703
                                                                     -----------  ----------
Accrued benefit liability........................................... $  (944,682) $ (844,596)
                                                                     ===========  ==========
Components of net periodic benefit cost:
   Service cost..................................................... $    43,818  $   37,281
   Interest cost....................................................      75,190      72,775
   Amortization of unrecognized transition obligation...............      32,579      32,702
   Amortization of unrecognized net loss............................      16,178      14,209
   Amortization of prior service cost...............................      (8,482)     (8,514)
                                                                     -----------  ----------
       Total net periodic benefit cost.............................. $   159,283  $  148,453
                                                                     ===========  ==========

   The accrued benefit liability has been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

   The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants' contributions adjusted annually; the life insurance plans are noncontributory. The accounting for the health care plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses.

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects at December 31, 2002:

                                                         1 Percentage   1 Percentage
                                                        Point Increase Point Decrease
                                                        -------------- --------------
Effect on total of service and interest cost components    $ 15,972      $ (15,824)
Effect on postretirement benefit obligation............    $150,974      $(150,634)

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Defined Contribution Plan

   The Company's employees are covered by qualified defined contribution plans sponsored by the Company.

   Details of the Company's defined contribution plans for the years 2002 and 2001 are as follows:

                                             2002       2001
                                          ---------- ----------
                401(k) plan company match $  496,176 $  423,667
                Money purchase plan......    590,627    471,331
                Profit sharing plan......    774,789    449,690
                                          ---------- ----------
                   Total................. $1,861,592 $1,344,688
                                          ========== ==========

   The defined contribution plans have been reflected in the Statutory Statements of Operations within general expenses.

Multiemployer Plans

   Effective January 1, 2001, the Company's 401(k) plan (the Plan) began being administered by Zurich North America, an affiliate. As part of this move, certain changes were made to the Plan. All employees became 100% vested and the amount that an employee can contribute that will be matched by the Company increased from 5% to 6%.

13.Information about Financial Instruments with Off-Balance Sheet Risk and
   Financial Instruments with Concentrations of Credit Risk

   The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. (ZCM), an affiliated counterparty. The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2002, the Company paid $6.3 million as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts. At December 31, 2002, and 2001 an open swap agreement with a notional value of $160.0 million and an expiration date of November 2004, had a negative market value of $16.5 million and $7.8 million, respectively. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheets.

14.Leases

   The Company leases office equipment under various non-cancelable operating lease agreements that expire through December 2005. Rental expense for 2002 and 2001 was approximately $2.2 million and $2.8 million, respectively.

   At December 31, 2002, the future minimum aggregate rental commitments are as follows (in thousands):

                    Year Ending December 31 Operating Leases
                    ----------------------- ----------------
                             2003..........       $789
                             2004..........       $455
                             2005..........       $ 82

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The Company shares 307,804 square feet of office space leased by Zurich North America, an affiliate, from Wells Real Estate Funds, located in Schaumburg, Illinois. The Company makes payments for its share of lease expense per terms of the agreement.

   At January 1, 2002, the minimum aggregate rental commitments were as follows:

                  Year Ending December 31 Office Space Leases
                  ----------------------- -------------------
                  (Dollars in thousands)
                           2002..........       $5,182
                           2003..........       $5,337
                           2004..........       $5,496
                           2005..........       $5,662
                           2006..........       $5,832
                           2007..........       $6,006

   Certain rental commitments have renewal options extending through the year 2016.

15. Contingencies

   The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

   The Company has not committed reserves to cover any contingent liabilities except as noted in the financial statements.

   There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the counter derivative instrument transactions.

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2002 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

16. Codification

   As of January 1, 2001 the Company adopted the Codification of Statutory Accounting Principles (Codification) guidance. The NAIC Accounting Practices and Procedures Manual is the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changed current statutory accounting in some areas. The IDOI adopted Codification, effective January 1, 2001. The Company's statutory surplus was positively impacted by $9.9 million upon adoption as a result of the net effect of recording the cost of collection minus loading, of negative loading on net due premiums, of investment write-downs, of a net deferred tax asset, and of claim adjustment expenses caused by Codification. This initial adjustment consisted of the following items:

                Cost of collection minus loading... $ 5,555,648
                Negative loading on net due premium  (4,920,101)
                Investment write-downs.............  (1,174,899)
                Net deferred tax asset.............  10,623,016
                Claim adjustment expenses..........    (191,930)
                                                    -----------
                   Total........................... $ 9,891,734
                                                    ===========

                                  APPENDIX A

                            STATE PREMIUM TAX CHART

                                         Rate of Tax
                                   ---------------------
                                   Qualified Non-Qualified
                     State           Plans       Plans
                     -----         --------- -------------
                     California...   0.50%*      2.35%*
                     Maine........   2.00%       2.00%
                     Nevada.......   3.50%       3.50%
                     South Dakota.     --        1.25%
                     West Virginia   1.00%       1.00%
                     Wyoming......     --        1.00%

--------
* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value. CILAAC reserves the right to deduct taxes when assessed.

                                      A-1